                                                                 EXHIBIT 10.31

                           LOAN AND SECURITY AGREEMENT

                         DATED EFFECTIVE JANUARY 6, 2003

                                      AMONG

                           LASALLE BUSINESS CREDIT LLC
                              THE AGENT FOR LENDER,

                     STANDARD FEDERAL NATIONAL ASSOCIATION,

                                   THE LENDER,

             SL INDUSTRIES, INC. AND SL DELAWARE, INC, COLLECTIVELY,

                                    BORROWERS

                                       AND

         CONDOR D.C. POWER SUPPLIES, INC., TEAL ELECTRONICS CORPORATION,
             RFL ELECTRONICS, INC., SL MONTEVIDEO TECHNOLOGY, INC.,
           SL SURFACE TECHNOLOGIES, INC., SL DELAWARE HOLDINGS, INC.,
             SL AUBURN, INC., WABER POWER LTD., SLW HOLDINGS, INC.,
           CONDOR HOLDINGS, INC. AND CEDAR CORPORATION, COLLECTIVELY,

                                   GUARANTORS

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

                                      -I-

6.   PRESERVATION OF COLLATERAL AND PERFECTION OF SECURITY INTERESTS THEREIN.24

                                      -ii-

                                     -iii-

     (d)   Mergers, Sales, Acquisitions, Subsidiaries and Other

                                      -iv-

                                      -v-

     (a)   Borrowing Agency Provisions.......................................51

     (b)   Subordination.....................................................51

31.  WAIVER OF JURY TRIAL; OTHER WAIVERS.....................................51

                                      -vi-

                           LOAN AND SECURITY AGREEMENT

            THIS  LOAN  AND  SECURITY   AGREEMENT   (as  amended,   modified  or
supplemented  from time to time, this "AGREEMENT") is made effective the 6th day of January, 2003 by and among STANDARD FEDERAL NATIONAL ASSOCIATION,  a national banking association ("LENDER"),  LASALLE BUSINESS CREDIT LLC, a Delaware limited liability company ("AGENT"),  with an address of 1735 Market Street,  Suite 660,
Philadelphia,   PA  19103,  SL  INDUSTRIES,   INC.,  a  New  Jersey  corporation
("INDUSTRIES"),  having its principal place of business at 520 Fellowship  Road,
Suite A-114, Mt Laurel, NJ 08054, SL DELAWARE, INC., a Delaware corporation ("SL
DELAWARE"),  having its  principal  place of business at 103 Springer  Building,
3411 Silverside Road, Wilmington,  DE 19810, CONDOR D.C. POWER SUPPLIES, INC., a
California  corporation ("CONDOR D.C."),  having its principal place of business at 2311 Statham  Parkway,  Oxnard,  CA 93033,  TEAL ELECTRONICS  CORPORATION,  a
California  corporation  ("TEAL"),  having its  principal  place of  business at
10350-10360 Sorrento Valley Road, San Diego, CA 92121, RFL ELECTRONICS,  INC., a
Delaware  corporation  ("RFL"),  having its  principal  place of business at 353
Powerville Road, Boonton, NJ 07005, SL MONTEVIDEO TECHNOLOGY,  INC., a Minnesota
corporation ("MONTEVIDEO"), having its principal place of business at 2002 Black
Oak Avenue,  Montevideo,  MN 56265, SL SURFACE TECHNOLOGIES,  INC., a New Jersey
corporation  ("SURFACE"),  having its principal  place of business at 1416 South
Sixth  Street,  Camden,  NJ  08102,  SL  DELAWARE  HOLDINGS,  INC.,  a  Delaware
corporation ("DELAWARE HOLDINGS"), having its principal place of business at 103
Springer Building, 3411 Silverside Road, Wilmington,  DE 19810, SL AUBURN, INC.,
a New York corporation ("AUBURN"), having its principal place of business at 520
Fellowship  Road,  Suite  A-114,  Mt.  Laurel,  NJ 08054,  WABER POWER  LTD.,  a
Connecticut  corporation  ("WABER"),  with a principal  place of business at 520
Fellowship Road, Suite A-114,  Mt. Laurel,  NJ 08054, SLW HOLDINGS,  INC., a New
Jersey  corporation  ("SLW"),  having  a  principal  place  of  business  at 520
Fellowship  Road, Suite A-114, Mt. Laurel,  NJ 08054,  CONDOR HOLDINGS,  INC., a
Delaware corporation  ("CONDOR HOLDINGS"),  having a principal place of business at 9 East Lockerman  Street,  Dover,  DE 19901 and CEDAR  CORPORATION,  a Nevada
corporation  ("CEDAR"),  having a  principal  place of  business at 1 East First
Street, Reno, NV 89505.

                                   WITNESSETH:

            WHEREAS,  Borrowers  may,  from  time to time,  request  Loans  from
Lender,  and the parties wish to provide for the terms and conditions upon which such Loans or other financial accommodations, if made by Lender, shall be made.

            WHEREAS,  Lender  has  appointed  Agent as its agent to  manage  the rights and obligations of Lender pursuant to an Agency Services  Agreement dated as of May 7, 2001 by and between Agent and Lender.

            NOW, THEREFORE,  in consideration of any Loan (including any Loan by renewal or extension) hereafter made to a Borrower by Lender, and for other good and  valuable  consideration,  the receipt and  sufficiency  of which are hereby acknowledged by Borrowers, the parties agree as follows:

1.          DEFINITIONS.
            -----------

            "ACCOUNT",  "ACCOUNT  DEBTOR",  "CHATTEL  PAPER",  "COMMERCIAL  TORT
CLAIMS",   "DEPOSIT   ACCOUNTS",   "DOCUMENTS",   "ELECTRONIC   CHATTEL  PAPER",
"EQUIPMENT",  "FINANCIAL ASSETS",  "FIXTURES",  "GENERAL INTANGIBLES",  "GOODS",
"INSTRUMENTS",  "INVENTORY",  "INVESTMENT PROPERTY",  "LETTER-OF-CREDIT  RIGHT",
"PROCEEDS"  and  "TANGIBLE  CHATTEL  PAPER" shall have the  respective  meanings assigned to such terms in the Pennsylvania  Uniform Commercial Code, as the same may be in effect from time to time.

            "AFFILIATE"  shall mean any Person (i) which  directly or indirectly through  one or more  intermediaries  controls,  is  controlled  by, or is under common  control  with,  an Obligor,  (ii) which  beneficially  owns or holds ten percent (10%) or more of the voting  control or equity  interests of an Obligor, or (iii) ten percent (10%) or more of the voting control or equity  interests of which is beneficially owned or held by an Obligor.

            "BOOK NET WORTH"  shall mean,  at any time,  the amount by which all assets of Covenant  Obligors exceed all of Covenant  Obligors'  liabilities,  as would be shown on a balance sheet of Covenant  Obligors prepared as of such date in accordance with GAAP on a consolidated basis.

            "BOONTON PROPERTY" shall mean that certain Mortgaged Property of RFL located at 353 Powerville Road, Boonton Township, New Jersey.

            "BORROWING  AGENT"  means SL  Industries,  Inc.  in its  capacity as borrowing agent.

            "BORROWERS"  shall mean,  collectively,  Industries and SL Delaware, and "BORROWER" shall mean each of them.

            "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or
(i) with  respect to all  matters,  determinations,  fundings  and  payments  in connection with LIBOR Rate Loans,  any day on which banks in London,  England or
Chicago,  Illinois are required or permitted to close,  and (ii) with respect to all other  matters,  any day that banks in  Chicago,  Illinois  are  required or permitted to close.

            "CAPITAL  EXPENDITURES"  shall mean with respect to any period,  the aggregate  of all  expenditures  (without  duplication,  whether paid in cash or accrued as liabilities and including  expenditures  funded by capitalized  lease obligations)  by Covenant  Obligors during such period that are required by GAAP to be included in or reflected by the  property,  plant and equipment or similar fixed asset accounts (or intangible  accounts  subject to  amortization)  on the balance sheet of Covenant Obligors.

            "CAPITALIZED LEASES" means all leases of Covenant Obligors which, in accordance with GAAP, should be capitalized on the books of a Covenant Obligor.

            "COLLATERAL"  shall  mean  all  of  the  property  of  each  Obligor described in SECTION 5 hereof, together with all other real or personal property of any Obligor or any other Person now or  hereafter  pledged to Agent or Lender to secure, either directly or indirectly, repayment of any of the Liabilities.

            "COVENANT  OBLIGORS"  means,  collectively,  Industries and Eligible
Guarantors, and "COVENANT OBLIGOR" shall mean each of them.

            "DCX HOLDING" shall mean DCX-Chol Holding GmbH.

                                      -2-

            "DCX/CHOL  GUARANTY"  shall mean that  certain  Guaranty by DCX-Chol
Enterprises, Inc. and Chol Enterprises, Inc. in favor of Vertrieb.

            "DEFAULT"  shall  mean any event  which  with the  giving of notice, passage of time, or both, would constitute an Event of Default.

            "DIVIDEND SUBSIDIARIES" shall mean,  collectively,  SLW, SL Delaware and any Subsidiary of SL Delaware,  and "DIVIDEND SUBSIDIARY" shall mean each of them.

            "DOMESTIC OBLIGOR" shall mean each Obligor which is organized in any state within the United States of America.

            "DOMESTIC  SUBSIDIARY" shall mean each Subsidiary which is organized in any state within the United States of America.

            "EBITDA" shall mean, (a) with respect to Covenant  Obligors'  Fiscal
Year ending  December 31, 2002,  Covenant  Obligors' Net Income for such period,
PLUS EBITDA  Dividends  received by any  Covenant  Obligor  which are applied to reduce the  Revolving  Loans (but shall not reduce the  Maximum  Revolving  Loan
Limit),  PLUS the  aggregate  amount  deducted in  determining  such earnings in respect of interest expense,  income tax expense,  depreciation and amortization
for  such  period,   PLUS  all  amounts   identified  as  "Special  Charges"  or
"Restructuring  Costs" in Industries'  June 30, 2002 10-Q up to a maximum amount of Two Million One Hundred Thousand Dollars  ($2,100,000.00)  and all amounts up to a maximum  amount  of Seven  Hundred  Fifty  Thousand  Dollars  ($750,000.00)
written  off by  Surface  for the year  ending  December  31,  2002 as a noncash reduction of its goodwill  and/or fixed assets,  all as determined in accordance with GAAP on a  consolidated  basis,  (b) with  respect  to any other  period of
Covenant Obligors,  Covenant  Obligors' Net Income for such period,  PLUS EBITDA
Dividends  received by any Covenant  Obligor  which are applied to the Revolving
Loans (but shall not reduce the Maximum Loan Limit),  PLUS the aggregate  amount deducted in determining such earnings in respect of interest expense, income tax expense,  depreciation and  amortization  for such period,  all as determined in accordance with GAAP on a consolidated basis.

            "EBITDA  DIVIDEND"  shall  mean  a  cash  dividend  received  by any
Covenant  Obligor from any Dividend  Subsidiary which dividend was a result of a distribution  of the earnings of a Dividend  Subsidiary  which  earnings  were a result of  operations  of a Dividend  Subsidiary  or a Subsidiary  of a Dividend
Subsidiary  (and not sales of assets out of the  ordinary  course of business or sales of stock).

            "ELIGIBLE ACCOUNT" shall mean an Account owing to a Covenant Obligor which is acceptable to Agent in its reasonable  discretion for lending purposes.
Without  limiting  Agent's  discretion,  Agent  shall,  in general,  consider an
Account to be an Eligible  Account if it meets,  and so long as it  continues to meet, the following  requirements,  any or all of which may be set or revised in
Agent's reasonable discretion:

                 (i) it is genuine and in all respects what it purports to be;

                 (ii)  it is  owned  by such  Covenant  Obligor,  such  Covenant
Obligor has the right to subject it to a security interest in favor of Agent and
Lender or assign it to Agent and Lender  and it is  subject to a first  priority perfected  security interest in favor of Agent and Lender and to no other claim, lien, security interest or encumbrance whatsoever, other than Permitted Liens;

                 (iii) it arises  from (A) the  performance  of services by such
Covenant Obligor in the ordinary course of such Covenant Obligor's business, and such services have been fully  performed  and  acknowledged  and accepted by the

                                      -3-

Account  Debtor  thereunder;  or (B) the sale or lease of Goods by such Covenant
Obligor in the ordinary course of such Covenant Obligor's business, and (x) such
Goods have been completed in accordance with the Account Debtor's specifications
(if any) and delivered to the Account  Debtor,  (y) such Account  Debtor has not refused to accept, returned or offered to return, any of the Goods which are the subject of such Account,  and (z) such Covenant  Obligor has  possession  of, or such Covenant Obligor has delivered to Agent (at Agent's  request)  shipping and delivery receipts evidencing delivery of such Goods;

                 (iv) it is  evidenced  by an invoice  rendered  to the  Account
Debtor thereunder,  it does not remain unpaid more than sixty (60) days from the due date or, in any event,  ninety  (90) days after the  invoice  date  thereof;
provided,  however, that if more than fifty percent (50%) (such percentage being subject to adjustment in Agent's sole discretion) of the aggregate dollar amount of invoices  owing by a particular  Account Debtor remain unpaid more than sixty
(60) days from the due date or ninety (90) days after the invoice date  thereof, then all Accounts owing by that Account Debtor shall be deemed ineligible;

                 (v)  it  is a  valid,  legally  enforceable  and  unconditional obligation of the Account Debtor  thereunder,  and is not subject to any setoff, counterclaim, contra, credit, allowance or adjustment by such Account Debtor, or to any claim by such Account Debtor denying liability  thereunder in whole or in part;

                 (vi) it does not arise out of a contract  or order  which fails in any material respect to comply with the requirements of applicable law;

                 (vii) the Account Debtor thereunder is not a director, officer, employee or agent of an Obligor, or a Subsidiary, Parent or Affiliate;

                 (viii) it is not an Account  with  respect to which the Account
Debtor is the United States of America or any state or local government,  or any department,  agency or  instrumentality  thereof,  unless such Covenant  Obligor assigns its right to payment of such  Account to Agent  pursuant to, and in full compliance  with,  the  Assignment  of Claims Act of 1940,  as  amended,  or any comparable state or local law, as applicable;

                 (ix) it is not an Account  with  respect  to which the  Account
Debtor  is  located  in a state  which  requires  such  Covenant  Obligor,  as a precondition to commencing or maintaining an action in the courts of that state, either to (A) receive a  certificate  of authority to do business and be in good standing in such state;  or (B) file a notice of business  activities  report or similar  report with such state's  taxing  authority,  unless (x) such  Covenant
Obligor has taken one of the actions  described  in clauses (A) or (B);  (y) the failure to take one of the actions  described in either clause (A) or (B) may be cured  retroactively  by such  Covenant  Obligor  at its  election;  or (z) such
Covenant Obligor has proven, to Agent's satisfaction, that it is exempt from any such requirements under any such state's laws;

                 (x) the Account  Debtor is located  within the United States of
America or, if the Account Debtor is not located  within the United States,  the obligation  of the Account  Debtor to pay such Account is secured by a letter of credit in form and  content  satisfactory  to Agent in its sole  discretion  and which  letter of credit has been  assigned  to Agent and  issued by a  financial institution acceptable to Agent;

                                      -4-

                 (xi) it is not an Account  with  respect  to which the  Account
Debtor's  obligation  to pay is subject to any  repurchase  obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale on approval, sale or return or consignment basis;

                 (xii) it is not an  Account  (A)  with  respect  to  which  any representation  or warranty  contained in this Agreement is untrue; or (B) which violates  any of the  covenants  of  such  Covenant  Obligor  contained  in this
Agreement;

                 (xiii) it is not an Account  which,  when added to a particular
Account Debtor's other  indebtedness to each of the Covenant  Obligors,  exceeds fifteen percent (15%) (such  percentage  being subject to adjustment by Agent in its sole discretion) of all of Covenant Obligors' Accounts (except that Accounts excluded from Eligible  Accounts solely by reason of this clause (xiii) shall be
Eligible Accounts to the extent of such percentage limit); and

                 (xiv) it is not an Account  with  respect to which the prospect of payment or  performance  by the  Account  Debtor is or will be  impaired,  as determined by Agent in its sole discretion.

            "ELIGIBLE INVENTORY" shall mean the raw materials and finished goods
Inventory of a Covenant  Obligor which is acceptable to Agent in its  reasonable discretion for lending  purposes.  Without  limiting Agent's  discretion,  Agent shall, in general,  consider Inventory to be Eligible Inventory if it meets, and so long as it continues to meet, the following requirements:

                 (i) it is owned by such Covenant Obligor, such Covenant Obligor has the right to subject it to a security  interest in favor of Agent and Lender and it is subject to a first priority  perfected  security  interest in favor of
Agent and Lender and to no other claim,  lien,  security interest or encumbrance whatsoever, other than Permitted Liens;

                 (ii) it is located on one of the  premises  listed on EXHIBIT A
(or other  locations  of which  Agent has been  advised in writing  pursuant  to
SUBSECTION  12(b)(i)  hereof)  which  location  is within the  United  States of
America  and, if any such  location is a leased  location,  Agent has received a
Landlord Waiver Agreement satisfactory to Agent in its sole discretion;

                 (iii) if held for sale or lease or furnished under contracts of service, it is (except as Agent may otherwise consent in writing) new and unused and free from defects  which would,  in Agent's sole  determination,  affect its market value;

                 (iv) it is not stored with a bailee,  consignee,  warehouseman, processor or similar party unless Agent has given its prior written approval and such  Covenant  Obligor  has caused any such  bailee,  consignee,  warehouseman, processor or similar party to issue and deliver to Agent,  in form and substance
acceptable  to  Agent,  such  Uniform  Commercial  Code  financing   statements,
warehouse  receipts,  waivers  and  other  documents  as  Agent  shall  require, provided,  however, that acceptance by Agent of a waiver or such other documents shall not constitute written approval by Agent;

                 (v) Agent has  determined  that it is not  unacceptable  due to age, type, category or quantity;

                 (vi) it is not Inventory consisting of packaging or tooling and is not slow-moving or obsolete Inventory;

                                      -5-

                 (vii) it is not  Inventory (A) with respect to which any of the representations  and warranties  contained in this Agreement are untrue;  or (B)
which violates any of the covenants of such Covenant  Obligor  contained in this
Agreement; and

                 (viii) it is not Inventory which is unsatisfactory to Agent for any reason in its sole  discretion  based on the exercise of Agent's  reasonable business judgment.

            "ELIGIBLE GUARANTORS" shall mean,  collectively,  Condor D.C., Teal,
RFL, Montevideo and Surface, and "ELIGIBLE GUARANTOR" shall mean each of them.

            "EME" shall mean Elektro Metall Export GmbH.

            "EME GAIN" shall mean the gain,  if any,  recognized  for  financial reporting purposes as a result of the EME sale.

            " EME LOSS" shall mean the loss,  if any,  recognized  for financial reporting purposes as a result of the EME Sale.

            "EME SALE NOTES"  shall mean,  collectively,  the EME  $1,000,000.00
Sale Note and the EME $3,000,000.00 Sale Note.

            "EME  $1,000,000.00  SALE NOTE" shall mean that  certain  promissory note  executed by DCX Holding in favor of  Vertrieb  in the  original  principal amount of One Million Dollars ($1,000,000.00) dated January 3, 2003 delivered in connection with the EME Sale.

            "EME  $3,000,000.00  SALE NOTE" shall mean that  certain  promissory note  executed by DCX Holding in favor of  Vertrieb  in the  original  principal amount of Three Million Dollars  ($3,000,000.00) dated January 3, 2003 delivered in connection with the EME Sale.

            "EME  SALE"  shall  mean  the  sale of the  capital  stock of EME by
Vertrieb to DCX Holding pursuant to the EME Sale Agreement.

            "EME SALE  AGREEMENT"  shall mean that certain  Securities  Purchase
Agreement  dated  January 3, 2003,  by and  between  Industries,  Vertrieb,  DCX
Holding, Chol Enterprises, Inc., and DCX-Chol Enterprises, Inc.

            "EME SALE PAYMENT" shall mean a dividend or  distribution  resulting from the receipt by Vertrieb of a payment on the EME $3,000,000.00 Sale Note.

            "ENVIRONMENTAL LAWS" shall mean all federal, state, district,  local and foreign laws, rules, regulations,  ordinances,  and consent decrees relating to health, safety, hazardous substances, pollution and environmental matters, as now or at any time hereafter in effect,  applicable to an Obligor's  business or facilities  owned  or  operated  by  an  Obligor,  including  laws  relating  to
emissions,   discharges,   releases  or  threatened   releases  of   pollutants,
contamination, chemicals, or hazardous, toxic or dangerous substances, materials or wastes into the  environment  (including,  without  limitation,  ambient air, surface  water,  ground water,  land surface or subsurface  strata) or otherwise
relating  to  the  generation,  manufacture,   processing,   distribution,  use,
treatment, storage, disposal, transport or handling of Hazardous Materials.

            "ENVIRONMENTAL  RESERVE" shall mean a reserve  against the Revolving
Loan Limit  established  by Agent in respect of amounts  for which any  Covenant
Obligor  may be  required  to  establish  cash  security  or pay  other  sums in

                                      -6-

accordance  with  applicable  Environmental  Laws, as determined by Agent in its sole discretion.

            "ERISA" shall mean the Employee  Retirement  Income  Security Act of
1974, as amended, modified or restated from time to time.

            "EVENT OF DEFAULT"  shall have the meaning  specified  in SECTION 15 hereof.  Any Event of Default of which any Borrower shall have notified Agent in writing  or Agent  shall have  notified  Borrowers  in  writing  shall be deemed continuing unless waived in writing by Agent.

            "EXCESS AVAILABILITY" shall mean, as of any date of determination by
Agent,  an amount equal to (A) the Maximum  Revolving Loan Limit,  MINUS (B) the
sum of (i) all  outstanding  Revolving  Loans,  PLUS  (ii) all  Letter of Credit
Obligations,  PLUS (iii) all sums due and owing by SL Delaware  or any  Covenant
Obligor to trade creditors which are outstanding beyond normal trade terms, plus
(iv) taxes to any taxing  authority  which are due but  unpaid,  PLUS (v) unpaid transaction costs in connection with the Loans.

            "EXCESS CASH FLOW AMOUNT" shall mean for each of Covenant  Obligors'
Fiscal Years,  fifty percent (50%) of the amount remaining after subtracting (i)
the sum of (A)  Borrowers'  scheduled  principal  payments  and other  principal payments  on the Term Loans for such Fiscal  Year,  PLUS (B) the amount by which the Overadvance  Amount has been  permanently  reduced pursuant to the scheduled monthly  reductions  of the  Overadvance  Amount for such Fiscal Year,  PLUS (C)
Unfinanced  Capital  Expenditures  for such Fiscal  Year,  PLUS (D)  payments of
Covenant  Obligors with respect to Capitalized  Leases for such Fiscal Year from
(ii) the sum of (A) Covenant Obligors' Net Income for such Fiscal Year, PLUS (B)
depreciation and amortization for such Fiscal Year.

            "EXPENSE LIMIT" shall mean Thirty Thousand ($30,000.00) Dollars.

            "FISCAL YEAR" shall mean each twelve (12) month accounting period of each Obligor, which ends on December 31 of each year.

            "FIXED  CHARGES"  shall mean for any  period,  without  duplication, scheduled payments of principal during the applicable period with respect to all indebtedness of SL Delaware and each Covenant  Obligor for borrowed money,  PLUS scheduled payments of principal during the applicable period with respect to all
Capitalized  Leases,  PLUS scheduled  payments of interest during the applicable period with respect to all indebtedness of SL Delaware and each Covenant Obligor for borrowed money including Capitalized Leases, PLUS any required reductions of the Overadvance Amount for such period, PLUS any payments made by SL Delaware or any Covenant Obligor under any Hedging Agreements,  PLUS any payments made by SL
Delaware  or any  Covenant  Obligor  on any other  indebtedness  of such  entity
(specifically  including any subordinated  debt) during such period,  all of the foregoing determined on a consolidated basis.

            "FIXED  CHARGE  COVERAGE  RATIO"  shall  mean,  with  respect to any period,  the  ratio of (i) the sum of (A)  Covenant  Obligors'  EBITDA  for such period, MINUS (B) Unfinanced Capital Expenditures for such period, MINUS (C) any cash  dividends  paid  or  accrued  and  cash  withdrawals  paid or  accrued  to shareholders  or other  Affiliates  for such period which were not calculated in determining net income after taxes,  to (ii) Fixed Charges for such period.  The inclusion of dividends and withdrawals in this  definition  shall not imply that such  dividends  and  withdrawals  are  permitted  hereunder.  These  items  are specifically prohibited under SECTION 13(e) hereof.

                                      -7-

            "GAAP" means generally accepted accounting  principals  consistently applied and maintained.

            "GE LOAN  AGREEMENT"  means that certain Second Amended and Restated
Credit Agreement dated December 13, 2001 by and among, Industries,  SL Delaware,
GE and the GE Lenders.

            "GE LENDERS" shall mean the lenders party to the GE Loan Agreement including, without limitation, GE, Fleet Bank and PNC Bank, National
Association.

            "GE" shall mean GE Capital CFE, Inc., successor to Mellon Bank, N.A.

            "GUARANTEES" means those certain Continuing  Unconditional  Guaranty agreements  signed  by each of the  Guarantors  in favor  of Agent of even  date herewith.

            "GUARANTORS"  shall mean,  collectively,  Condor  D.C.,  Teal,  RFL,
Montevideo,  Surface, Delaware Holdings, Auburn, Waber, SLW, Condor Holdings and
Cedar, and "GUARANTOR" shall mean each of them.

            "HAZARDOUS  MATERIALS" shall mean any hazardous,  toxic or dangerous substance,  materials and wastes,  including,  without limitation,  hydrocarbons
(including   naturally   occurring  or  man-made  petroleum  and  hydrocarbons),
flammable  explosives,  asbestos,  urea  formaldehyde  insulation,   radioactive
materials,   biological  substances,   polychlorinated  biphenyls,   pesticides,
herbicides  and any  other  kind  and/or  type  of  pollutants  or  contaminants
(including, without limitation, materials which include hazardous constituents), sewage,  sludge,  industrial slag, solvents and/or any other similar substances, materials,  or wastes and  including any other  substances,  materials or wastes that are or become  regulated under any  Environmental  Law (including,  without limitation  any that are or become  classified  as  hazardous or toxic under any
Environmental Law).

            "HEDGING   AGREEMENTS"  shall  mean  any  interest  rate  protection
agreement,  foreign currency exchange  agreement,  commodity  purchase or option agreement  or  other  interest  or  exchange  rate or  commodity  price  hedging agreements  between any Borrower and Agent,  Lender or any affiliate of Agent or
Lender.

            "INDEMNIFIED  PARTY" shall have the meaning  specified in SECTION 20 hereof.

            "INTEREST  PERIOD" shall mean any continuous  period of thirty (30), sixty (60) or ninety (90) days as selected from time to time by Borrowing  Agent requesting such LIBOR Rate Loan by irrevocable notice (in writing,  by telecopy, telex,  electronic  mail,  or  cable)  given to Agent  not less  than  three (3)
Business  Days  prior  to the  first  day of each  respective  Interest  Period;
provided,  that: (A) each such period  occurring after such initial period shall commence on the day on which the immediately  preceding period expires;  and (B)
the final Interest Period shall be such that its expiration  occurs on or before the end of the Term.

            "INVENTORY  SUBLIMIT"  means the lesser of (a) Five Million  Dollars
($5,000,000.00)  and (b) one hundred  percent (100%) of the orderly  liquidation value of Covenant Obligors'  Inventory as shown on an appraisal  satisfactory to
Lender  performed  by an  appraiser  satisfactory  to Lender  (such amount to be subject  to  downward  adjustment  based on  reductions  in  Covenant  Obligors'
Inventory levels from that existing on the date of such appraisal).

                                      -8-

            "INTERCOMPANY  AGREEMENT"  shall have the meaning given such term in
SECTION 12(l) hereof.

            "INTERCOMPANY  NOTES"  shall  have the  meaning  given  such term in
SECTION 12(l) hereof.

            "LANDLORD  WAIVER  AGREEMENT"  shall mean an  agreement  in form and content satisfactory to Agent in its sole discretion executed by a landlord of a leased  location  of a Covenant  Obligor  pursuant to which,  INTER  ALIA,  such landlord  waives any and all rights  against any Collateral at such location and permits  Agent  access to such  location  for the  purpose of selling and taking possession of any Collateral at such location.

            "LASALLE  BANK"  shall  mean  LaSalle  Bank  National   Association,
Chicago, Illinois.

            "LETTER OF CREDIT"  shall mean any Letter of Credit issued on behalf of a Covenant Obligor in accordance with this Agreement.

            "LETTER  OF  CREDIT  OBLIGATIONS"  shall  mean,  as of any  date  of determination,  the sum of (i) the aggregate  undrawn face amount of all Letters of Credit,  and (ii) the aggregate  unreimbursed  amount of all drawn Letters of
Credit not already converted to Loans hereunder.

            "LIABILITIES"  shall mean any and all  obligations,  liabilities and indebtedness  of each  Obligor to Agent,  Lender or to any parent,  affiliate or subsidiary  of Agent or  Lender  of any and  every  kind and  nature,  howsoever created, arising or evidenced and howsoever owned, held or acquired, whether now or  hereafter  existing,  whether  now due or to become  due,  whether  primary, secondary,  direct,  indirect,  absolute,  contingent  or otherwise  (including, without limitation, obligations of performance), whether several, joint or joint and several,  and whether arising or existing under written or oral agreement or by operation of law.

            "LIBOR RATE" shall mean, with respect to any LIBOR Rate Loan for any
Interest  Period, a rate per annum equal to (a) the offered rate for deposits in
United States  dollars for a period equal to such Interest  Period as it appears on Telerate page 3750 as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period. "TELERATE PAGE 3750" means the display designated  as "Page  3750" on the  Telerate  Service (or such other page as may replace page 3750 of that  service or such other  service as may be nominated by the British  Bankers'  Association  as the vendor for the purpose of  displaying
British Bankers'  Association interest settlement rates for United States dollar deposits)  divided  by (b) a  number  equal to 1.0  minus  the  maximum  reserve percentages  (expressed as a decimal fraction)  including,  without  limitation, basic supplemental, marginal and emergency reserves under any regulations of the
Board of Governors of the Federal Reserve System or other governmental authority having  jurisdiction  with  respect  thereto,  as now and  from  time to time in effect,  for  Eurocurrency  funding  (currently  referred  to  as  "Eurocurrency
Liabilities"  in Regulation D of such Board) which are required to be maintained by Lender by the Board of Governors  of the Federal  Reserve  System.  The LIBOR
Rate shall be  adjusted  automatically  on and as of the  effective  date of any change in such reserve percentage.

            "LIBOR  RATE  LOANS"  shall  mean the Loans  bearing  interest  with reference to the LIBOR Rate.

            "LOANS" shall mean all loans and advances made by Agent or Lender to or on behalf of any Borrower hereunder.

                                      -9-

            "LOCK BOX" and "LOCK BOX ACCOUNT" shall have the meanings specified in SUBSECTION 8(a) hereof.

            "MANDATORY  PREPAYMENT"  shall mean prepayment of a Loan required by the provisions of SECTION 2(d)(iv) or SECTION 13(d).

            "MATERIAL  ADVERSE  CHANGE" shall mean a material  adverse change in the business, property, assets, prospects, operations or condition, financial or otherwise, of a Person.

            "MATERIAL  ADVERSE  EFFECT" shall mean a material  adverse effect on the business, property, assets, prospects, operations or condition, financial or otherwise, of a Person.

            "MAXIMUM LOAN AMOUNT" shall mean Twenty Million Dollars.

            "MAXIMUM  REVOLVING LOAN LIMIT" shall have the meaning  specified in
SUBSECTION 2(a) hereof.

            "MEXICAN  SUBSIDIARY" shall mean each Subsidiary organized under the laws of the country of Mexico.

            "MORTGAGED  PROPERTY"  shall mean that certain real property and all improvements  thereon  (i)  owned by RFL and  located  at 353  Powerville  Road,
Boonton  Township,  New Jersey,  (ii) owned by Surface and located at 1416 South
Sixth Street, Camden, New Jersey and 482 Cove Road, Pennsauken,  New Jersey, and
(iii) owned by  Montevideo  and  located at 2002 Black Oak  Avenue,  Montevideo,
Minnesota,  together  with all rents,  leases,  agreement  of sale and all other rights  appurtenant  to each of the  foregoing,  and all proceeds of each of the foregoing.

            "NET INCOME" shall mean, with respect to any Covenant  Obligor,  net income (or loss) of such Covenant  Obligor  after income and franchise  taxes as determined in accordance  with GAAP,  provided that there shall be  specifically excluded therefrom (i) gains from the sale of capital assets, (ii) net income of any Person in which  such  Covenant  Obligor  has an  owner's  interest,  unless received  by such  Covenant  Obligor  in a cash  distribution,  (iii)  any gains arising from extraordinary items, as defined by GAAP, and (iv) the EME Loss.

            "NON-OPERATING   SUBSIDIARIES"  shall  mean,  collectively,   Cedar,
Auburn,  Waber,  Condor Holdings,  Delaware Holdings and SLW, and "NON-OPERATING
SUBSIDIARY" shall mean each of them.

            "OBLIGORS" shall mean, collectively,  Borrowers, Guarantors and each other Person who is or shall become  primarily or secondarily  liable for any of the Liabilities, and "OBLIGOR" shall mean each of them.

            "OTHER  AGREEMENTS"  shall  mean  all  agreements,  instruments  and documents, other than this Agreement, including, without limitation, guaranties, mortgages,  trust deeds,  pledges,  powers of attorney,  consents,  assignments, contracts,  notices,  security agreements,  leases, financing statements and all other writings heretofore,  now or from time to time hereafter executed by or on behalf of an Obligor or any other Person and  delivered  to Agent,  Lender or to any parent,  affiliate or subsidiary  of Agent or Lender in connection  with the
Liabilities or the transactions  contemplated hereby, as each of the same may be amended, modified or supplemented from time to time.

                                      -10-

            "OVERADVANCE AMOUNT" shall mean, initially, One Million Five Hundred
Thousand Dollars ($1,500,000.00),  which amount shall be permanently reduced (i)
on the first day of each calendar month commencing February 1, 2003 by an amount
equal  to  Sixty-Two  Thousand  Five  Hundred  Dollars   ($62,500.00)  and  (ii)
coincident  with  Covenant  Obligor's  delivery to Agent of  Covenant  Obligors'
Fiscal Year end audited  financial  statements  for each Fiscal Year of Covenant
Obligors commencing with Covenant Obligors' Fiscal Year ended December 31, 2003, by an amount  equal to the Excess  Cash Flow Amount for such  Fiscal  Year.  The foregoing  permanent  reductions shall continue until the earlier of the date on which (x) the  Overadvance  Amount is reduced to zero or (y) the Revolving Loans are terminated on the terms and conditions set forth herein.

            "PARENT" shall mean any Person now or at any time or times hereafter owning or  controlling  (alone or with any other  Person) at least a majority of the  issued  and  outstanding  equity of an  Obligor  and,  if an  Obligor  is a partnership, the general partner of such Obligor.

            "PBGC"  shall have the  meaning  specified  in  SUBSECTION  12(b)(v)
hereof.

            "PERMITTED DIVIDEND" shall mean a dividend or distribution (which if a distribution  for tax purposes is a return of capital) paid to Shareholders of
Industries in an amount which when combined  with any other  Permitted  Dividend
and/or  Permitted   Industries  Stock  Purchase  does  not  exceed  Six  Million
($6,000,000.00) Dollars provided:

                 (i)  no  Default  or  Event  of  Default  has  occurred  and is continuing;

                (ii) Industries has, not more than 360 days prior to the date of such dividend,  either (A) sold one or more Subsidiaries for a net cash purchase price in excess of the total cost of such dividend  (including  expenses),  PLUS the cost of compliance with (iii) and (iv) below, or (B) Industries has received an EME Sale  Payment  in excess of the total  cost of such  dividend  (including expenses), PLUS the cost of compliance with (iii) below;

                (iii) the  Overadvance  Amount has been  permanently  reduced to zero (0) with the proceeds of the sale of the Subsidiary;

                 (iv) the Subordinated Debt has been repaid in full;

                 (v) to the extent  any  Collateral  is owned by any  Subsidiary which  has been sold any Loan  supported  by such  Collateral  will be repaid in accordance with SECTION 13(d) below from the proceeds of such sale;

                 (vi) after  payment  of the  dividend  and  payment of the sums required by (iii) and (iv) above, there remains Excess  Availability of not less than Four Million ($4,000,000.00) Dollars; and

                 (xii)  Industries  gives  Agent  not less  than  seven (7) days notice  of such  dividend  and  evidence  of  compliance  with all of the  above requirements at the earliest practical time but in any event prior to payment of such dividend.

            "PERMITTED  INDUSTRIES  STOCK  PURCHASES"  shall mean  purchases  by
Industries  of  outstanding  shares of its common stock which when combined with any other Permitted  Industries Stock Purchase and/or  Permitted  Dividends does not exceed Six Million ($6,000,000.00) Dollars provided:

                 (i)  no  Default  or  Event  of  Default  has  occurred  and is continuing;

                                      -11-

                 (ii)  Industries  has, not more than 360 days prior to the date of such stock purchase,  sold one or more  Subsidiaries  for a net cash purchase price in excess of the total cost of such stock purchase  (including  expenses),
PLUS the cost of  compliance  with  (iii)  and (iv)  below,  or  Industries  has received  an EME Sale  Payment  in  excess of the  total  cost of such  dividend
(including expenses), PLUS the cost of compliance with (iii) below;

                 (iii) the Overadvance  Amount has been  permanently  reduced to zero (0) with the proceeds of the sale of the subsidiary;

                 (iv) the Subordinated Debt was repaid in full;

                 (v) to the extent  any  Collateral  is owned by any  Subsidiary which has been sold,  any Loan  supported by such  Collateral  will be repaid in accordance with SECTION 13(d) below from the proceeds of such sale;

                 (vi)  after  payment  of the  purchase  price of such stock and payment of the sums  required  by (iii) and (iv)  above,  there  remains  Excess
Availability of not less than Four Million ($4,000,000.00) Dollars; and

                 (vii)  Industries  gives  Agent  not less  than  seven (7) days notice  of such  purchase  and  evidence  of  compliance  with all of the  above requirements  at the earliest  practical  time but in any event prior to payment for such stock purchase.

            "PERMITTED  LIENS"  shall  mean (i)  statutory  liens of  landlords, carriers, warehousemen, processors, mechanics, materialmen or suppliers incurred in the ordinary course of business and securing  amounts not yet due or declared to be due by the claimant thereunder;  (ii) liens or security interests in favor of Agent or Lender; (iii) zoning restrictions and easements, licenses, covenants and  other  restrictions  affecting  the  use  of  real  property  that  do  not individually or in the aggregate have a material  adverse effect on an Obligor's ability to use such real property for its intended  purpose in  connection  with
such  Obligor's   business;   (iv)  liens  in  connection  with  purchase  money
indebtedness  and  Capitalized  Leases  otherwise  permitted  pursuant  to  this
Agreement,  provided,  that such liens attach only to the assets the purchase of which was financed by such purchase money  indebtedness  or which is the subject of such  Capitalized  Leases;  (v) liens set forth on SCHEDULE 1; and (vi) liens specifically permitted by Agent in writing.

            "PERMITTED PARENT GUARANTEES" shall mean a guaranty or guarantees by
Industries  of  the  obligations  of  Obligors  (which  are  not   Non-Operating
Subsidiaries)  for  trade,  debt and other  contractual  obligations,  which are otherwise permitted to be incurred by such Obligor pursuant to the terms hereof.

            "PERSON"   shall   mean   any   individual,   sole   proprietorship,
partnership,  joint venture, trust,  unincorporated  organization,  association, corporation, limited liability company, institution, entity, party or foreign or
United States government (whether federal,  state,  county,  city,  municipal or
otherwise),  including,  without  limitation,  any  instrumentality,   division,
agency, body or department thereof.

            "PLAN"  shall have the  meaning  specified  in  SUBSECTION  12(b)(v)
hereof.

            "PRIME RATE" shall mean LaSalle Bank's publicly announced prime rate
(which is not intended to be LaSalle  Bank's  lowest or most  favorable  rate in effect at any time) in effect from time to time.

                                      -12-

            "PRIME  RATE  LOANS"  shall  mean the Loans  bearing  interest  with reference to the Prime Rate.

            "REVOLVING   LOAN  LIMIT"  shall  have  the  meaning   specified  in
SUBSECTION 2(a) hereof.

            "REVOLVING  LOANS" shall have the meaning  specified  in  SUBSECTION
2(a) hereof.

            "REVOLVING  LOANS LIBOR RATE MARGIN"  shall mean three percent (3%).
The Revolving Loans LIBOR Rate Margin may be reduced as provided in SECTION 4(c)
hereof for the time period specified therein.

            "REVOLVING  LOANS  PRIME RATE  MARGIN"  shall mean  one-half  of one percent (.5%).  The Revolving Loans Prime Rate Margin may be reduced as provided in SECTION 4(c) hereof for the time period specified therein.

            "SPECIAL  RESERVE" shall mean any reserves  against  availability as provided for in that separate  letter  between  Borrowers and Agent of even date herewith.

            "SUBSIDIARY"  shall  mean any  corporation  of which more than fifty percent (50%) of the  outstanding  capital stock having ordinary voting power to elect a majority of the board of directors of such corporation  (irrespective of whether at the time stock of any other class of such  corporation  shall have or might have voting power by reason of the happening of any contingency) is at the time,  directly or indirectly,  owned by an Obligor,  or any partnership,  joint venture or limited  liability  company of which more than fifty percent (50%) of the outstanding equity interests are at the time, directly or indirectly,  owned by an Obligor or any partnership of which an Obligor is a general partner.

            "TAX"  shall  mean,  in  relation  to any LIBOR  Rate  Loans and the applicable LIBOR Rate, any tax, levy, impost,  duty,  deduction,  withholding or charges of whatever  nature  required to be paid by Agent or Lender and/or to be withheld or deducted from any payment otherwise  required hereby to be made by a
Borrower to Agent or Lender; provided, that the term "Tax" shall not include any taxes imposed upon the net income of Agent or Lender.

            "TERM" shall have the meaning specified in SECTION 10 hereof.

            "TERM LOAN A" shall have the meaning  specified in  SUBSECTION  2(b)
hereof.

            "TERM LOAN B" shall have the meaning  specified in  SUBSECTION  2(c)
hereof.

            "TERM LOANS" shall mean, collectively, Term Loan A and Term Loan B.

            "TERM  LOANS  LIBOR RATE  MARGIN"  shall mean three and  one-quarter percent (3.25%).  The Term Loans LIBOR Rate Margin may be reduced as provided in
SECTION 4(c) hereof for the time period specified therein.

            "TERM  LOANS PRIME RATE  MARGIN"  shall mean  three-quarters  of one percent  (.75%).  The Term Loans Prime Rate Martin may be reduced as provided in
SECTION 4(c) hereof for the time period specified therein.

            "UNFINANCED CAPITAL  EXPENDITURES"  means Capital  Expenditures of a
Covenant Obligor not financed via a Capitalized  Lease or through purchase money indebtedness permitted under the terms hereof.

                                      -13-

            "VERTRIEB" shall mean SL Industries Vertrieb GmbH.

            2. LOANS.

               (a) REVOLVING LOANS.

            Subject to the terms and  conditions of this Agreement and the Other
Agreements,  during the Term, Agent may, in its sole discretion,  make revolving loans and  advances  to  Borrowing  Agent (the  "REVOLVING  LOANS") on behalf of
Lender,  or cause  Lender to make such loans and advances in an amount up to the sum of the following sublimits (the "REVOLVING LOAN LIMIT"):

                 (i) Up to  eighty-five  percent  (85%) of the face amount (less maximum  discounts,  credits and allowances  which may be taken by or granted to
Account  Debtors in  connection  therewith in the ordinary  course of a Covenant
Obligor's business) of Covenant Obligors' Eligible Accounts; PLUS

                 (ii) Up to  fifty-five  percent  (55%) of the  lower of cost or market value of Covenant Obligors' Eligible Inventory or the Inventory Sublimit,
whichever is less; PLUS

                 (iii) Up to  fifty-five  percent  (55%) of the face  amount  of commercial  Letters of Credit  issued or  guaranteed  by Agent or Lender,  or an
Affiliate of Agent or Lender on behalf of any  Covenant  Obligor for the purpose of purchasing  Eligible  Inventory;  provided,  that such commercial  Letters of
Credit are in form and substance reasonably satisfactory to Agent; PLUS

                 (iv) the Overadvance Amount; MINUS

                 (v) such  reserves as Agent elects,  in its sole  discretion to establish from time to time,  including,  without limitation,  the Environmental
Reserve and the Special Reserve;

provided, that the Revolving Loan Limit shall in no event exceed Sixteen Million
Eight Hundred Ten Thousand Dollars  ($16,810,000.00)  (as increased or decreased as permitted herein,  the "MAXIMUM  REVOLVING LOAN LIMIT") except as such amount may be increased or decreased by Agent or Lender, in its reasonable  discretion.
All Revolving Loans shall be deemed to be advanced, first, under the Overadvance
Amount portion of the Revolving Loan Limit and,  second,  under the remainder of the Revolving Loan Limit.  Notwithstanding the foregoing, at any time during the eighteen  (18) month  period  following  the date hereof,  Borrowers  may make a one-time permanent reduction of the Maximum Revolving Loan Limit in an amount up to Two Million Five Hundred Thousand Dollars  ($2,500,000.00) without payment of the Termination Fee set forth in SECTION 10 hereof.

            The aggregate unpaid principal  balance of the Revolving Loans shall not at any time  exceed the  lesser of the (i)  Revolving  Loan Limit  minus the
Letter of Credit Obligations and (ii) the Maximum Revolving Loan Limit minus the
Letter of Credit  Obligations.  If at any time the  outstanding  Revolving Loans exceeds either the Revolving Loan Limit or the Maximum  Revolving Loan Limit, in
each  case  minus  the  Letter  of Credit  Obligations,  or any  portion  of the
Revolving Loans and Letter of Credit Obligations exceeds any applicable sublimit within the Revolving Loan Limit,  Borrowers shall  immediately,  and without the necessity  of demand by Agent,  pay to Agent,  for the benefit of Lender,  or to
Lender such amount as may be necessary  to  eliminate  such excess and Agent and
Lender  shall apply such payment to the  Revolving  Loans in such order as Agent may determine in its sole discretion.

                                      -14-

            Each Borrower hereby  authorizes Agent and Lender,  in each of their sole discretion,  to charge any of such Borrower's accounts or advance Revolving
Loans to make any  payments  of  principal,  interest,  fees,  costs or expenses required to be made under this Agreement or the Other Agreements.

            A request for a  Revolving  Loan shall be made or shall be deemed to be made, each in the following manner: Borrowing Agent shall give Agent same day notice, no later than 10:30 A.M.  (Chicago,  Illinois time) for such day, of its request  for a  Revolving  Loan as a Prime  Rate  Loan,  and at least  three (3)
Business  Days prior notice of its request for a Revolving  Loan as a LIBOR Rate
Loan, in which notice  Borrowing  Agent shall specify the amount of the proposed borrowing  and the proposed  borrowing  date;  provided,  however,  that no such request  may be made at a time when there  exists a Default or Event of Default.
In the event that a Borrower  maintains  a  controlled  disbursement  account at
LaSalle  Bank,   each  check  presented  for  payment  against  such  controlled disbursement  account and any other  charge or request for payment  against such controlled  disbursement account shall constitute a request for a Revolving Loan as a Prime  Rate  Loan.  As an  accommodation  to  Borrowers,  Agent may  permit
telephone   requests  for  Revolving   Loans  and   electronic   transmittal  of
instructions,  authorizations,  agreements  or reports to Agent by  Borrowers or
Borrowing Agent.  Unless Borrowing Agent  specifically  directs Agent in writing not to accept or act upon telephonic or electronic communications from Borrowing
Agent or a Borrower,  neither  Agent nor Lender shall have any  liability to any
Borrower  for any loss or damage  suffered  by a Borrower as a result of Agent's honoring of any  requests,  execution  of any  instructions,  authorizations  or agreements  or reliance  on any reports  communicated  to it  telephonically  or electronically and purporting to have been sent to Agent or Lender by a Borrower or  Borrowing  Agent and neither  Lender nor Agent shall have any duty to verify the origin of any such communication or the authority of the Person sending it.

            Each  Borrower  hereby  irrevocably  authorizes  Agent and Lender to disburse the proceeds of each Revolving Loan  requested by Borrowing  Agent,  or deemed to be  requested  by Borrowing  Agent,  as follows:  the proceeds of each
Revolving  Loan  requested  under  SECTION  2(a) shall be  disbursed by Agent or
Lender in lawful money of the United States of America in immediately  available funds, in the case of the initial borrowing, in accordance with the terms of the written  disbursement  letter  from  Borrowing  Agent,  and in the  case of each subsequent  borrowing,  by wire  transfer  or  Automated  Clearing  House  (ACH)
transfer to such bank account as may be agreed upon by Borrowing Agent and Agent from time to time,  or  elsewhere if pursuant to a written  direction  from such
Borrowing Agent.

               (b) TERM LOAN A.

            Subject to the terms and  conditions of this Agreement and the Other
Agreements,  on the date that the conditions to the initial Loans are satisfied,
Lender  shall make a term loan to  Borrowers  in an amount  equal to Two Million
Three Hundred Fifty Thousand and No/100 Dollars ($2,350,000.00) ("TERM LOAN A").
Amounts repaid with respect to the Term Loan A may not be reborrowed.

               (c) TERM LOAN B.

            Subject to the terms and  conditions of this Agreement and the Other
Agreements,  on the date that the conditions to the initial Loans are satisfied,
Lender shall make a term loan to  Borrowers in an amount equal to Eight  Hundred
Forty Thousand and No/100 Dollars  ($840,000.00) ("TERM LOAN B"). Amounts repaid with respect to Term Loan B may not be reborrowed.

                                      -15-

               (d) REPAYMENTS.

                 (i) REPAYMENT OF REVOLVING  LOANS.  The Revolving Loans and all
other Liabilities (other than the Term Loans) shall be repaid on the last day of the Term.

                 (ii)  REPAYMENT  OF TERM LOAN A. Term Loan A shall be repaid in thirty-five (35) equal consecutive  monthly  installments of Thirty-Two Thousand
Six Hundred Thirty-Nine and NO/100 Dollars ($32,639.00) payable on the first day of each  month  commencing  February  1,  2003;  provided,  that  any  remaining outstanding principal balance of Term Loan A and all accrued and unpaid interest thereon  shall be repaid at the end of the Term. If any such payment due date is not a  Business  Day,  then  such  payment  may be made on the  next  succeeding
Business Day and such extension of time shall be included in the  computation of the amount of interest and fees due hereunder.

                 (iii)  REPAYMENT OF TERM LOAN B. Term Loan B shall be repaid in thirty-five (35) equal consecutive monthly installments of Fourteen Thousand and
NO/100 Dollars  ($14,000.00)  payable on the first day of each month  commencing
February 1, 2003; provided,  that any remaining outstanding principal balance of
Term Loan B and all accrued and unpaid  interest  thereon shall be repaid at the end of the Term.  If any such payment due date is not a Business  Day, then such payment may be made on the next  succeeding  Business Day and such  extension of time shall be included in the computation of the amount of interest and fees due hereunder.

                 (iv) MANDATORY PREPAYMENTS OF THE TERM LOANS.

                 Upon receipt of the  proceeds of the sale or other  disposition of any Equipment (other than obsolete equipment permitted to be sold pursuant to
SECTION 7 hereof) or real  property of an Obligor  which is subject to a lien or mortgage  in  favor  of  Agent or  Lender,  or if any of the  Equipment  or real property  subject to such lien or  mortgage is  damaged,  destroyed  or taken by condemnation  in whole or in part,  the proceeds  thereof  (other than insurance proceeds  payable to an Obligor  pursuant to SECTION 12(e) hereof) shall be paid by such  Obligor  to Agent as a  mandatory  prepayment  of the Term  Loans to be applied  against  the  outstanding  principal  balance of the Term Loans in such order as Agent in its sole discretion determines.

               (e) NOTES.

            The Loans shall, in Agent's sole discretion,  be evidenced by one or more promissory notes in form and substance  satisfactory to Agent.  However, if such Loans are not so evidenced,  such Loans may be evidenced  solely by entries upon the books and records maintained by Agent.

            3. LETTERS OF CREDIT.

               (a) GENERAL TERMS.

            Subject to the terms and  conditions of this Agreement and the Other
Agreements,  during the Term,  Agent may, in its sole  discretion,  from time to time cause to be issued (through Lender,  LaSalle Bank or otherwise) and co-sign for or otherwise  guarantee,  upon Borrowing Agent's request,  commercial and/or standby Letters of Credit for the account of Covenant Obligors;  provided,  that the aggregate undrawn face amount of all such Letters of Credit shall at no time exceed Three Million and No/100 Dollars ($3,000,000.00).  Payments made by Agent to any  Person  on  account  of any  Letter  of Credit  shall  constitute  Loans hereunder  and each  Borrower  agrees that each  payment made by the issuer of a
Letter  of  Credit in  respect  of a Letter  of  Credit  issued on behalf of any
Covenant  Obligor  shall  constitute a request by Borrowing  Agent for a Loan to reimburse  such  issuer.  Borrowers  shall remit to Agent a Letter of Credit fee equal to two percent (2%) per annum on the aggregate  undrawn face amount of all

                                      -16-

Letters of Credit outstanding,  which fee shall be payable monthly in arrears on the last  Business  Day of each  month.  Borrowers  shall also pay on demand the normal  and  customary  administrative  charges  of the  issuer of the Letter of
Credit for issuance, amendment,  negotiation, renewal or extension of any Letter of Credit.

               (b) REQUESTS FOR LETTERS OF CREDIT.

            Borrowing Agent shall make requests for Letters of Credit in writing at least two (2) Business  Days prior to the date such Letter of Credit is to be issued.  Each such request shall specify the date such Letter of Credit is to be issued, the amount thereof,  the name and address of the beneficiary thereof and a description of the transaction to be supported thereby.  Any such notice shall be accompanied by the form of Letter of Credit  requested and any application or reimbursement  agreement required by the issuer of such Letter of Credit. If any term of such  application or reimbursement  agreement is inconsistent  with this
Agreement,  then the provisions of this Agreement shall control to the extent of such inconsistency.

               (c) OBLIGATIONS ABSOLUTE.

            Each Covenant  Obligor on whose account a Letter of Credit is issued shall be obligated to reimburse the issuer of any Letter of Credit,  or Agent if
Agent or Lender has reimbursed such issuer on a Covenant  Obligor's behalf,  for any payments made in respect of any Letter of Credit,  which obligation shall be unconditional  and  irrevocable and shall be paid regardless of: (i) any lack of validity or enforceability of any Letter of Credit, (ii) any amendment or waiver of or consent or departure  from all or any  provisions of any Letter of Credit, this  Agreement or any Other  Agreement,  (iii) the existence of any claim,  set off,  defense or other  right which a Covenant  Obligor or any other  Person may have  against  any  beneficiary  of any Letter of Credit,  Agent,  Lender or the issuer of the Letter of Credit, (iv) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent,  invalid, or insufficient in any  respect or any  statement  therein  being  untrue or  inaccurate  in any respect,  (v) any payment under any Letter of Credit against  presentation  of a draft or other  document  that does not comply  with the terms of such Letter of
Credit,  and (vi) any other act or  omission  to act or delay of any kind of the issuer of such Letter of Credit,  Agent, Lender or any other Person or any other event or  circumstance  that might  otherwise  constitute  a legal or  equitable discharge of a Covenant Obligor's  obligations  hereunder.  It is understood and agreed by each  Covenant  Obligor  that the  issuer of any  Letter of Credit may accept  documents  that  appear  on their  face to be in order  without  further investigation  or  inquiry,  regardless  of any  notice  or  information  to the contrary.

               (d) EXPIRATION DATES OF LETTERS OF CREDIT.

            The expiration  date of each Letter of Credit shall be no later than the earlier of (i) one (1) year from the date of issuance for standby letters of credit,  (ii)  ninety  (90)  days  from the date of  issuance  with  respect  to
merchandise   letters   of   credit   and  (iii)  the  last  day  of  the  Term.
Notwithstanding  the  foregoing,  a standby  Letter of Credit  may  provide  for automatic  extensions  of its  expiration  date  for  one or more  one (1)  year periods, so long as the issuer thereof has the right to terminate such Letter of
Credit at the end of each one (1) year period and no  extension  period  extends past the last day of the Term.  In the event that the Loans are  terminated  for any reason or demand is made  thereunder,  Borrowers  will deposit with Agent an amount  equal  to  105%  of the  face  amount  of all  letters  of  credit  then outstanding which have been issued  hereunder,  plus all fees related thereto or to accrue  thereunder.  Such funds will be held by Agent as cash  collateral  to secure Borrowers' obligations hereunder.

                                      -17-

            4. INTEREST, FEES AND CHARGES.

               (a) INTEREST RATE FOR REVOLVING LOANS.

            Subject to the terms and conditions set forth below,  each Revolving
Loan (other than Revolving Loans supported by the Overadvance Amount) shall bear interest at the per annum rate of interest set forth in  SUBSECTION  (i) OR (ii)
below:

                 (i) the  Prime  Rate in  effect  from  time to  time,  PLUS the
Revolving  Loans Prime Rate  Margin,  payable on the first  Business Day of each month in arrears.  Said rate of interest shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate  effective on the effective date of each such change in the Prime Rate.

                 (ii) the LIBOR Rate for the applicable  Interest  Period,  PLUS the  Revolving  Loans  LIBOR  Rate  Margin,  such rate to remain  fixed for such
Interest  Period.  Interest  shall be payable on the last  Business  Day of each
Interest Period.

            Revolving  Loans  supported  by the  Overadvance  Amount  shall bear interest  at the per annum rate  equal to the Prime Rate in effect  from time to time, PLUS two percent (2%). Said rate of interest shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate  effective on the effective date of each such change in the Prime Rate.

               (b) INTEREST RATE FOR TERM LOANS.

            Subject  to the terms and  conditions  set  forth  below,  principal outstanding  under each Term Loan shall bear  interest  at the per annum rate of interest set forth in SUBSECTION (i) OR (ii) below:

                 (i) the Prime Rate in effect  from time to time,  plus the Term
Loans  Prime Rate  Margin,  payable on the first  Business  Day of each month in arrears.  Said rate of interest shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate  effective on the effective  date of each such change in the Prime Rate.

                 (ii) the LIBOR Rate for the applicable  Interest  Period,  plus the Term Loans LIBOR Rate Margin,  such rate to remain  fixed for such  Interest
Period.  Interest  shall be payable on the last  Business  Day of each  Interest
Period.

               (c) INCENTIVE PRICING.

            Provided that (i) no Default or Event of Default shall have occurred and is  continuing,  (ii) Agent  determines  upon review of  Covenant  Obligors'
audited year-end financial statements for Fiscal Years ending 2002, 2003 or 2004 that  Covenant  Obligors have  achieved a Fixed Charge  Coverage  Ratio for such
Fiscal Year of at least 2.0 to 1.0, and (iii)  Covenant  Obligors shall have had
Excess Availability of not less than Two Million Dollars  ($2,000,000.00) on the date of delivery of such financial statements and average Excess Availability of not less than Two Million Dollars ($2,000,000.00) for the entire ninety (90) day period immediately preceding delivery of such financial statements,  each of the
Revolving Loans Prime Rate Margin,  the Revolving  Loans LIBOR Rate Margin,  the
Term Loans  Prime Rate  Margin and the Term  Loans  LIBOR Rate  Margin  shall be reduced  by  one-quarter  of  one  percent  (.25%)  for a one  (1)  year  period commencing on the first day of the first month following  Agent's timely receipt of  such  financial  statements.  Notwithstanding  the  foregoing,  if  Covenant
Obligors do not deliver such financial  statements in the time frame provided in
SECTION  9(b)(iii)  hereof,  (i) Agent  shall have no  obligation  to reduce any interest  rate and (ii) any  reduced  interest  rate  then in  effect  (based on

                                      -18-

Agent's receipt of the preceding year's financial  statements) shall immediately terminate and each interest rate shall automatically  increase to the applicable rate specified in SECTION 4(a) AND 4(b) hereof.

               (d) DEFAULT INTEREST. Upon the occurrence of an Event of Default, the Loans shall bear  interest  at the rate of two  percent  (2.0%) per annum in excess of the highest interest rate for Loans otherwise  payable thereon,  which interest shall be payable on demand.

               (e) CALCULATION OF INTEREST.  All interest shall be calculated on the basis of a 360 day year.

               (f) OTHER LIBOR PROVISIONS.

                 (i)  Subject to the  provisions  of this  Agreement,  Borrowing
Agent  shall have the option (A) as of any date,  to convert  all or any part of the Prime Rate Loans to, or request  that new Loans be made as, LIBOR Rate Loans of various Interest  Periods,  (B) as of the last day of any Interest Period, to continue  all or any  portion  of the  relevant  LIBOR  Rate Loans as LIBOR Rate
Loans;  (C) as of the last day of any  Interest  Period,  to convert  all or any portion of the LIBOR Rate Loans to Prime  Rate  Loans;  and (D) at any time,  to request new Loans as Prime Rate Loans; provided, that Loans may not be continued
as or converted to LIBOR Rate Loans, if the  continuation or conversion  thereof would  violate the  provisions  of  SUBSECTIONS  4(f)(ii) or  4(f)(iii)  of this
Agreement  or if an Event of  Default  has  occurred.  If,  with  respect to any particular  Loan,  for any  reason  Borrowing  Agent  fails to timely  select an
Interest Rate or an Interest  Period in accordance with the terms and conditions of this Agreement, such loans shall continue as, or revert to, Prime Rate Loans.

                 (ii) Agent's  determination of the LIBOR Rate as provided above shall be conclusive,  absent  manifest  error.  Furthermore,  if Agent or Lender determines,  in good faith  (which  determination  shall be  conclusive,  absent manifest error),  prior to the commencement of any Interest Period that (A) U.S.
Dollar deposits of sufficient  amount and maturity for funding the Loans are not available to Agent or Lender in the London  Interbank  Eurodollar  market in the ordinary  course of business,  or (B) by reason of  circumstances  affecting the
London  Interbank  Eurodollar  market,  adequate and fair means do not exist for ascertaining  the rate of interest to be  applicable  to the Loans  requested by
Borrowing  Agent to be LIBOR Rate  Loans or the Loans  bearing  interest  at the rates set forth in SUBSECTION 4(a)(ii) of this Agreement shall not represent the effective  pricing to Agent or Lender for U.S.  Dollar  deposits of a comparable amount  for the  relevant  period  (such as for  example,  but not  limited  to, official reserve  requirements  required by Regulation D to the extent not given effect in determining the rate), Agent shall promptly notify Borrowing Agent and
(1) all existing LIBOR Rate Loans shall convert to Prime Rate Loans upon the end of the applicable  Interest Period, and (2) no additional LIBOR Rate Loans shall be made until such circumstances are cured.

                 (iii) If, after the date hereof,  the  introduction  of, or any change in any applicable law,  treaty,  rule,  regulation or guideline or in the interpretation  or administration  thereof by any governmental  authority or any central bank or other fiscal,  monetary or other authority  having  jurisdiction over Agent or Lender or its lending offices (a "REGULATORY  CHANGE"),  shall, in the opinion of counsel to Agent or Lender,  make it unlawful for Agent or Lender to make or maintain  LIBOR Rate  Loans,  then Agent  shall  promptly  notify the
Borrowing Agent and (A) the LIBOR Rate Loans shall immediately  convert to Prime
Rate Loans on the last Business Day of the then existing  Interest  Period or on such  earlier  date as  required by law and (B) no  additional  LIBOR Rate Loans shall be made until such circumstance is cured.

                                      -19-

                 (iv) If, for any reason, a LIBOR Rate Loan is paid prior to the last Business Day of any Interest  Period or if a LIBOR Rate Loan does not occur on a date specified by Borrowing Agent in its request (other than as a result of a default by Agent or  Lender),  each  Borrower  agrees to  indemnify  Agent and
Lender against any loss  (including any loss on  redeployment of the deposits or other  funds  acquired  by Agent or Lender to fund or  maintain  such LIBOR Rate
Loan),  cost or  expense  incurred  by  Agent  or  Lender  as a  result  of such prepayment.

                 (v) If any Regulatory  Change  (whether or not having the force of law) shall (A) impose,  modify or deem  applicable any  assessment,  reserve, special deposit or similar requirement against assets held by, or deposits in or for  the  account  of or  loans  by,  or  any  other  acquisition  of  funds  or disbursements by, Agent or Lender; (B) subject Agent or Lender or the LIBOR Rate
Loans to any Tax or change the basis of  taxation of payments to Agent or Lender of principal or interest due from a Borrower to Agent or Lender hereunder (other than a change in the taxation of the overall net income of Agent or Lender);  or
(C) impose on Agent or Lender any other condition regarding the LIBOR Rate Loans or Lender's or Agent's  funding  thereof,  and Agent or Lender,  as  applicable, shall determine (which  determination  shall be conclusive,  absent any manifest error)  that the result of the  foregoing  is to  increase  the cost to Agent or
Lender of making or maintaining  the LIBOR Rate Loans or to reduce the amount of principal  or interest  received by Agent or Lender  hereunder,  then  Borrowers shall pay to Agent or Lender,  on demand,  such  additional  amounts as Agent or
Lender shall, from time to time,  determine are sufficient to compensate for and indemnify Agent and Lender from such increased cost or reduced amount.

                 (vi)  Agent and Lender  shall  receive  payments  of amounts of principal  of and  interest  with respect to the LIBOR Rate Loans free and clear of,  and  without  deduction  for,  any Taxes.  If (A) Agent or Lender  shall be subject to any Tax in respect  of any LIBOR Rate Loans or any part  thereof  or,
(B)  Borrowers  shall be  required  to  withhold or deduct any Tax from any such amount,  the LIBOR Rate applicable to such LIBOR Rate Loans shall be adjusted by
Agent or Lender to reflect all  additional  costs incurred by Agent or Lender in connection  with the payment by Agent or Lender or the withholding by a Borrower of such Tax and Borrowers  shall  provide  Agent with a statement  detailing the amount of any such Tax actually  paid by  Borrowers.  Determination  by Agent or
Lender of the amount of such costs shall be conclusive,  absent  manifest error.
If after  any such  adjustment  any part of any Tax paid by Agent or  Lender  is subsequently recovered by Agent or Lender, Agent or Lender, as applicable, shall reimburse  Borrowers to the extent of the amount so recovered.  A certificate of an officer of Agent or Lender,  as applicable,  setting forth the amount of such recovery and the basis therefor shall be conclusive, absent manifest error.

                 (vii) Each  request  for LIBOR Rate Loans shall be in an amount not less than One Million  and No/100  Dollars  ($1,000,000.00)  and in integral multiples of One Hundred Thousand and No/100 Dollars ($100,000.00).

                 (viii) Unless otherwise specified by Borrowing Agent, all Loans shall be Prime Rate Loans.

                 (ix) No more than five (5)  Interest  Periods  may be in effect with respect to outstanding LIBOR Rate Loans at any one time.

               (g) FEES AND CHARGES.

                 (i) FACILITY FEE: Borrowers shall pay to Agent, for the benefit of  Lender,  a  facility  fee  equal  to Two  Hundred  Eighty  Thousand  Dollars
($280,000.00).  One Hundred Twenty-Five  Thousand Dollars  ($125,000.00) of such

                                      -20-

fee has already  been paid by Borrower to Lender and the  remaining  One Hundred
Fifty-Five  Thousand  Dollars  ($155,000.00)  of such fee  shall be  payable  by
Borrowers on the date hereof and is fully earned as of the date hereof.

                 (ii) UNUSED  LINE FEE:  Borrowers  shall pay to Agent,  for the benefit of Lender,  an unused line fee of  one-quarter  of one percent (.25%) of the difference  between the Maximum  Revolving Loan Limit and the sum of (A) the
average  daily  balance of the  Revolving  Loans,  plus (B) the Letter of Credit
Obligations for each year, which fee shall be fully earned by Lender and payable monthly in arrears on the first  Business  Day of each month.  Said fee shall be calculated on the basis of a 360 day year.

                 (iii) COLLATERAL  MANAGEMENT FEE. Borrowers shall pay to Agent, for the benefit of Lender, a collateral  management fee of Twenty-Four  Thousand
Dollars  ($24,000.00)  per year,  payable at closing and  annually in advance on
January 1 of each year thereafter.

                 (iv) COSTS AND EXPENSES:  Borrowers  shall  reimburse Agent and
Lender for all costs and expenses, including, without limitation, legal expenses and reasonable  attorneys' fees,  incurred by Agent or Lender in connection with the (i)  documentation  and  consummation  of  this  transaction  and any  other
transactions  between  Borrowers  and  Agent  or  Lender,   including,   without
limitation,  Uniform  Commercial  Code and  other  public  record  searches  and filings,  overnight  courier or other express or messenger  delivery,  appraisal costs,  surveys,  title insurance and environmental  audit or review costs; (ii)
collection,  protection or  enforcement  of any rights in or to the  Collateral;
(iii) collection of any Liabilities;  and (iv) administration and enforcement of any of Agent's or Lender's  rights under this Agreement or any Other  Agreement.
Borrowers shall also pay all normal service charges with respect to all accounts maintained  by each  Borrower  with  Lender or LaSalle  Bank and any  additional services  requested by a Borrower from Agent,  Lender or LaSalle Bank.  All such costs,  expenses and charges  shall,  if owed to LaSalle  Bank, be reimbursed by
Lender and in such event or in the event  such  costs and  expenses  are owed to
Agent or Lender,  shall constitute  Liabilities  hereunder,  shall be payable by
Borrowers to Agent or Lender on demand,  and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

                 (v)  CAPITAL  ADEQUACY  CHARGE.  If Agent or Lender  shall have determined  that the adoption of any law, rule or regulation  regarding  capital adequacy, or any change therein or in the interpretation or application thereof, or compliance by Agent or Lender with any request or directive regarding capital adequacy  (whether  or not  having  the force of law) from any  central  bank or governmental  authority  enacted  after the date hereof,  does or shall have the effect of reducing the rate of return on such party's  capital as a  consequence of its  obligations  hereunder to a level below that which Agent or Lender could have  achieved  but  for  such  adoption,  change  or  compliance  (taking  into consideration Agent's and Lender's policies with respect to capital adequacy) by a  material  amount,  then  from  time to  time,  after  submission  by Agent to
Borrowing  Agent  of a  written  demand  therefor  ("CAPITAL  ADEQUACY  DEMAND")
together with the certificate described below, Borrowers shall pay to Agent, for the benefit of Agent or Lender, as applicable, such additional amount or amounts
("CAPITAL  ADEQUACY  CHARGE") as will compensate Agent or Lender, as applicable, for such  reduction,  such Capital  Adequacy  Demand to be made with  reasonable promptness  following  such  determination.  A  certificate  of Agent or  Lender claiming  entitlement  to payment as set forth above shall be  conclusive in the absence of manifest error.  Such  certificate  shall set forth the nature of the occurrence  giving rise to such  reduction,  the amount of the Capital  Adequacy
Charge to be paid to Agent or Lender,  and the  method by which such  amount was determined.  In determining such amount,  Agent or Lender may use any reasonable averaging and attribution method, applied on a non-discriminatory basis.

                                      -21-

                 (vi) CONSENT FEE. In the event Borrowers have requested Agent's consent to the  purchase,  redemption  or retirement of any shares of Industries
(other than a Permitted Industries Stock Purchase) or the payment of dividend or distribution  to Shareholders  of Industries  (other than a Permitted  Dividend)
which  would have been a  Permitted  Industries  Stock  Purchase  or a Permitted
Dividend,  except that the total purchase price or dividend exceeded Six Million
Dollars ($6,000,000.00) and Agent agrees to consent to same (which consent Agent may withhold for any or no reason) such consent  shall not be  conditioned  upon the payment of a fee. Provided,  however,  to the extent such consent is granted and  simultaneously  with such consent,  other  modifications not related to the amount of the purchase  price or dividend (it being  understood  that changes to financial covenants  necessitated thereby are not deemed related to the purchase price or  dividend)  of any nature  are  required  to be made to the  provisions hereof, a fee may be charged.

               (h) MAXIMUM INTEREST.

            It is the intent of the parties  that the rate of interest and other charges to each Borrower under this Agreement and the Other  Agreements shall be lawful; therefore, if for any reason the interest or other charges payable under this  Agreement  or the  Other  Agreement  are  found  by a court  of  competent jurisdiction,  in a final  determination,  to exceed  the limit  which  Agent or
Lender may lawfully  charge such  Borrower,  then the obligation to pay interest and other  charges  shall  automatically  be reduced  to such limit and,  if any amount in excess of such limit shall have been paid,  then such amount  shall be refunded to such Borrower.

            5. COLLATERAL.

               (a) GRANT OF SECURITY INTEREST TO AGENT.

            As  security  for the payment of all Loans now or in the future made by  Agent  or  Lender  to  Borrowers  hereunder  and for the  payment  or  other satisfaction  of all other  Liabilities,  and,  with respect to  Guarantors,  as security for all obligations of Guarantors  under the  Guarantees,  each Obligor hereby  assigns to Agent,  for its benefit  and for the  benefit of Lender,  and grants to Agent,  for its benefit and for the  benefit of Lender,  a  continuing security interest in all of such Obligor's assets including, without limitation, the  following  property  of  such  Obligor,  whether  now or  hereafter  owned, existing,  acquired or arising and wherever now or  hereafter  located:  (a) all
Accounts  (whether or not Eligible  Accounts) and all Goods whose sale, lease or other  disposition  by such  Obligor  has given rise to  Accounts  and have been returned  to, or  repossessed  or stopped in transit by, such  Obligor;  (b) all
Chattel  Paper,  Instruments,  Documents  and  General  Intangibles  (including, without limitation,  all patents,  patent  applications,  trademarks,  trademark applications,  trade  names,  trade  secrets,  goodwill,  copyrights,  copyright applications, registrations, licenses, software, franchises, customer lists, tax refund claims, claims against carriers and shippers,  guarantee claims, contract rights, payment intangibles, security interests, security deposits and rights to indemnification); (c) all Inventory (whether or not Eligible Inventory); (d) all
Goods (other than Inventory), including, without limitation, Equipment, vehicles and Fixtures;  (e) all Financial Assets and Investment Property; (f) all Deposit
Accounts, bank accounts,  deposits and cash (including,  without limitation, any of the  foregoing  maintained  with  Agent,  Lender or  LaSalle  Bank);  (g) all
Letter-of-Credit  Rights; (h) Commercial Tort Claims listed on EXHIBIT C hereto,
(i) any other  property of such  Obligor  now or  hereafter  in the  possession, custody or control of Agent or Lender or any agent or any parent,  affiliate  or subsidiary  of Agent or Lender or any  participant  with  Agent or Lender in the
Loans, for any purpose (whether for safekeeping,  deposit, collection,  custody, pledge,  transmission or otherwise);  and (j) all supporting obligations related to, additions and accessions to,  substitutions for, and replacements,  products

                                      -22-

and Proceeds of the foregoing property, including, without limitation,  proceeds of all  insurance  policies  insuring the  foregoing  property,  and all of such
Obligor's  books  and  records  relating  to any of the  foregoing  and to  such
Obligor's business.

               (b) MORTGAGED PROPERTY.

            As  additional  security  for all of the  Liabilities,  each of RFL,
Surface and  Montevideo  shall execute and deliver to Agent,  for the benefit of
Agent  and  Lender,   mortgage  and  security   documentation,   deed  of  trust
documentation and assignments of rents,  leases and agreements of sale (and such other documents  required by Agent in connection  therewith)  granting to Agent, for the benefit of Agent and Lender, a mortgage lien against,  and an assignment of and security interest in, all of their respective rights,  title and interest in the Mortgaged Property.

               (c)   GUARANTEES.   As   additional   security  for  all  of  the
Liabilities,  each  Guarantor  shall execute and deliver to Agent its respective
Guarantee  pursuant to which it shall agree, INTER ALIA, to act as guarantor and surety for all Liabilities.

               (d) STOCK.

            As additional security for all of the Liabilities, and, with respect to  Guarantors,  as  security  for  all  obligations  of  Guarantors  under  the
Guarantees,  each Obligor shall execute and deliver to Agent, for the benefit of
Agent and Lender, a pledge of and first priority security interest in the issued and  outstanding  common stock of all Domestic  Subsidiaries of such Obligor and sixty-six  percent (66%) of the issued and  outstanding  common  stock,  if such
Subsidiary  is not a  corporation,  Sixty-Six  Percent  (66%) of the  applicable ownership  interests  of such  Subsidiary  of all  direct and  indirect  foreign
Subsidiaries  of such  Obligor  (Vertrieb),  and in  connection  therewith  such
Obligor shall cause to be delivered to Agent the original  certificates therefor and blank stock powers with respect thereto.

               (e) MEXICAN ASSETS.

            As additional security for all of the Liabilities, and, with respect to  Guarantors,  as  security  for  all  obligations  of  Guarantors  under  the
Guarantees, each Domestic Obligor shall grant to Agent, for the benefit of Agent and Lender, a lien upon,  security  interest in and charge against all assets of each Domestic Obligor located in the country of Mexico. Within five (5) business days of receipt of documents from Agent, each Domestic Obligor shall execute all documents reasonably requested by Agent including, without limitation, documents creating a trust in such  assets,  to insure  that Agent and Lender have a first priority  perfected  lien on all  assets of each  Domestic  Obligor  located  in
Mexico.  Lender agrees that no more than Twenty Thousand Dollars ($20,000.00) of the legal costs  incurred  after the date  hereof for local  counsel to document and/or record such lien shall be the obligation of Borrowers.

               (f) INTERCOMPANY NOTES.

            As additional security for all of the Liabilities, and, with respect to  Guarantors,  as  security  for  all  obligations  of  Guarantors  under  the
Guarantees,  Obligors shall grant to Agent, for the benefit of Agent and Lender, a pledge of and security interest in all Intercompany Notes, if any.

               (g) PLEDGE OF EME SALE NOTES.

            As additional security for all of the Liabilities, and, with respect to  Guarantors,  as  security  for  all  obligations  of  Guarantors  under  the
Guarantees,  Borrowers shall cause their Affiliate, SL Industries Vertrieb GmbH, to pledge and grant to Agent,  for the benefit of Agent and  Lender,  a lien and

                                      -23-

security interest in the EME Sale Notes and the DCX/CHOL Guaranty.  All payments on the EME Sale Notes  shall be paid  directly  to Agent and applied by Agent in accordance with SECTION 12(m) hereof.

               (h) OTHER SECURITY.

            Agent  or  Lender,  in  its  sole  discretion,  without  waiving  or releasing any obligation,  liability or duty of any Obligor under this Agreement or the  Other  Agreements  or any  Event  of  Default,  may at any time or times hereafter,  but shall not be obligated to, pay,  acquire or accept an assignment of any security interest,  lien, encumbrance or claim asserted by any Person in, upon or  against  the  Collateral.  All sums paid by Agent or Lender in  respect thereof  and  all  costs,  fees  and  expenses  including,  without  limitation, reasonable attorney fees, all court costs and all other charges relating thereto incurred by Agent or Lender shall constitute  Liabilities,  payable by Borrowers to Agent on demand and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

               (i) POSSESSORY COLLATERAL.

            Immediately  upon  an  Obligor's  receipt  of  any  portion  of  the
Collateral evidenced by an agreement, Instrument or Document, including, without limitation, any Tangible Chattel Paper and any Investment Property consisting of certificated  securities,  such Obligor  shall  deliver the original  thereof to
Agent  together with an appropriate  endorsement  or other specific  evidence of assignment  thereof to Agent (in form and substance  acceptable to Agent). If an endorsement  or  assignment  of any such items shall not be made for any reason,
Agent  is  hereby  irrevocably  authorized,   as  each  Obligor's  attorney  and
agent-in-fact, to endorse or assign the same on such Obligor's behalf.

               (j) ELECTRONIC CHATTEL PAPER.

            To the extent that an Obligor  obtains or maintains  any  Electronic
Chattel Paper, such Obligor shall create, store and assign the record or records comprising  the  Electronic  Chattel  Paper in such a  manner  that (i) a single authoritative copy of the record or records exists which is unique, identifiable and  except  as  otherwise  provided  in  clauses  (iv),  (v)  and  (vi)  below, unalterable, (ii) the authoritative copy identifies Agent as the assignee of the record  or  records,  (iii)  the  authoritative  copy  is  communicated  to  and maintained by the Agent or its  designated  custodian,  (iv) copies or revisions that add or change an identified  assignee of the authoritative copy can only be made with the  participation of Agent, (v) each copy of the  authoritative  copy and  any  copy  of a copy  is  readily  identifiable  as a copy  that is not the authoritative  copy and (vi) any revision of the  authoritative  copy is readily identifiable as an authorized or unauthorized revision.

            6.  PRESERVATION OF COLLATERAL AND PERFECTION OF SECURITY  INTERESTS
THEREIN.

            Each Obligor shall, at Agent's request, at any time and from time to time,  authenticate,  execute  and deliver to Agent such  financing  statements, documents and other  agreements and  instruments  (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by Agent)
and do such other acts and things or cause  third  parties to do such other acts and things as Agent may deem  necessary or desirable in its sole  discretion  in order to  establish  and  maintain  a valid,  attached  and  perfected  security interest in the  Collateral  in favor of Agent and Lender (free and clear of all other  liens,  claims,  encumbrances  and  rights of third  parties  whatsoever, whether voluntarily or involuntarily created,  except Permitted Liens) to secure payment of the  Liabilities,  and in order to facilitate  the  collection of the
Collateral.  Each Obligor  irrevocably  hereby makes,  constitutes  and appoints
Agent (and all Persons  designated by Agent for that purpose) as such  Obligor's

                                      -24-

true and lawful  attorney and  agent-in-fact  to execute and file such financing statements,  documents and other  agreements and  instruments  and do such other acts and things as may be necessary to preserve and perfect Agent's and Lender's security interest in the Collateral.  Each Obligor further agrees that a carbon, photographic,  photostatic  or  other  reproduction  of this  Agreement  or of a financing statement shall be sufficient as a financing  statement,  each Obligor further ratifies and confirms the prior filing by Agent of any and all financing statements which identify such Obligor as debtor, Agent as secured party and any or all Collateral as collateral.

            7. POSSESSION OF COLLATERAL AND RELATED MATTERS.

            Until an Event of Default has occurred,  each Covenant Obligor shall have the right,  except as  otherwise  provided  in this  Agreement,  (a) in the ordinary  course of such  Covenant  Obligor's  business,  to (1) sell,  lease or furnish  under  contracts of service any of such  Covenant  Obligor's  Inventory normally held by such Covenant Obligor for any such purpose; provided,  however, that a sale in the ordinary course of business shall not include any transfer or sale in  satisfaction,  partial  or  complete,  of a debt owed by such  Covenant
Obligor;  and (2) use and  consume any raw  materials,  work in process or other materials  normally held by such Covenant  Obligor for such purpose and (b) sell obsolete  Equipment  with a value  equal to or less  than One  Hundred  Thousand
Dollars  ($100,000.00)  in the  aggregate for all Covenant  Obligors  during any
Fiscal Year,  provided that the proceeds of such sale are used by the applicable
Covenant  Obligor to purchase  replacement  Equipment  within one hundred eighty
(180) days of  receipt or are  applied to sums due under Term Loan B. None of SL
Delaware or any  Non-Operating  Subsidiary  shall sell,  lease or furnish  under contracts of service any of such  Guarantor's  Inventory  or otherwise  generate
Accounts except as permitted under SECTION 13(i) hereof.

            8. COLLECTIONS.

               (a) Each Covenant Obligor shall direct all of its Account Debtors to make all  payments on the  Accounts  directly to a post office box (the "LOCK
BOX") designated by, and under the exclusive control of, Lender, for the benefit of Agent and Lender,  at LaSalle Bank. Each Covenant  Obligor shall establish an account (the "LOCK BOX  ACCOUNT")  in Agent's name with a financial  institution acceptable to Agent,  into which all payments  received in the Lock Box shall be deposited,  and into which such Covenant  Obligor will  immediately  deposit all payments  received by such Covenant Obligor on Accounts in the identical form in which such  payments  were  received,  whether  by cash or check.  If a Covenant
Obligor,  any  Affiliate or  Subsidiary,  any  shareholder,  officer,  director, employee or agent of a Covenant  Obligor or any Affiliate or Subsidiary,  or any
other Person acting for or in concert with a Covenant  Obligor shall receive any monies,  checks,  notes,  drafts or other payments relating to or as Proceeds of
Accounts or other  Collateral,  such Covenant Obligor and each such Person shall receive all such items in trust for, and as the sole and exclusive  property of,
Agent and, immediately upon receipt thereof,  shall remit the same (or cause the same to be remitted) in kind to the Lock Box Account. The financial  institution with which the Lock Box Account is established shall acknowledge and agree, in a manner  satisfactory to Agent,  that the amounts on deposit in such Lock Box and
Lock Box  Account  are the sole and  exclusive  property  of  Agent,  that  such financial  institution  will follow the  instructions  of Agent with  respect to disposition  of funds in the Lock  Box and  Lock  Box  Account  without  further consent from Covenant Obligors,  that such financial institution has no right to setoff  against the Lock Box or Lock Box  Account or against  any other  account maintained by such financial institution into which the contents of the Lock Box or Lock Box Account are transferred,  and that such financial  institution shall wire, or otherwise transfer in immediately  available funds to Agent in a manner satisfactory to Agent,  funds deposited in the Lock Box Account on a daily basis as such funds are collected. Each Covenant Obligor agrees that all payments made

                                      -25-

to such Lock Box Account or otherwise  received by Agent,  whether in respect of the Accounts or as Proceeds of other  Collateral or otherwise will be applied on account  of the  Liabilities  in  accordance  with the terms of this  Agreement;
provided, that so long as no Event of Default has occurred, payments received by
Agent shall not be applied to the unmatured portion of the LIBOR Rate Loans, but shall be held in a cash  collateral  account  maintained  by  Agent,  until  the earlier of (i) the last Business Day of the Interest  Period  applicable to such
LIBOR  Rate  Loan and  (ii) the  occurrence  of an Event of  Default;  provided, further,  that so long as no Event of  Default  has  occurred,  the  immediately available funds in such cash collateral  account may be disbursed,  at Borrowing
Agent's  discretion,  to such Covenant Obligor so long as after giving effect to such disbursement,  Borrowers' availability under SUBSECTION 2(a) hereof at such time,  equals or exceeds  the  outstanding  Revolving  Loans at such time.  Each
Covenant  Obligor agrees to pay all fees,  costs and expenses in connection with opening and  maintaining  the Lock Box and Lock Box  Account.  All of such fees, costs and  expenses if not paid by a Covenant  Obligor,  may be paid by Agent or
Lender, and, in such event, all amounts paid by Agent or Lender shall constitute
Liabilities  hereunder,  shall be payable  to Agent by  Covenant  Obligors  upon demand, and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.  All checks, drafts,  instruments and other items of payment or Proceeds of Collateral  shall be endorsed by the applicable  Covenant Obligor to Agent,  and, if that  endorsement  of any such item shall not be made for any reason,  Agent is hereby  irrevocably  authorized  to  endorse  the same on such
Covenant  Obligor's  behalf.  For the  purpose of this  section,  each  Covenant
Obligor  irrevocably  hereby  makes,  constitutes  and  appoints  Agent (and all
Persons  designated by Agent for that purpose) as such Covenant  Obligor's  true and lawful  attorney and  agent-in-fact  (i) to endorse such Covenant  Obligor's name upon said items of  payment  and/or  Proceeds  of  Collateral  and upon any
Chattel Paper,  Document,  Instrument,  invoice or similar document or agreement relating to any Account of such Covenant  Obligor or Goods  pertaining  thereto;
(ii) to take  control in any manner of any item of payment or  Proceeds  thereof and (iii) to have  access to any lock box or postal  box into  which any of such
Covenant Obligor's mail is deposited, and open and process all mail addressed to such Covenant Obligor and deposited therein.

               (b) Agent may, after the  occurrence and during the  continuance, of an Event of  Default,  whether  before or after  notification  to any Account
Debtor and whether before or after the maturity of any of the  Liabilities,  (i)
enforce  collection  of any of  Obligors'  Accounts or other  amounts owed to an
Obligor by suit or  otherwise;  (ii) exercise all of such  Obligor's  rights and remedies  with respect to  proceedings  brought to collect any Accounts or other amounts owed to such Obligor;  (iii)  surrender,  release or exchange all or any part of any Accounts or other  amounts owed to such  Obligor,  or  compromise or extend or renew for any period (whether or not longer than the original  period)
any indebtedness thereunder;  (iv) sell or assign any Account of such Obligor or other amount owed to such  Obligor upon such terms,  for such amount and at such time or  times  as Agent  deems  advisable;  (v)  prepare,  file  and sign  such
Obligor's  name on any proof of claim in bankruptcy  or other  similar  document against any Account Debtor or other Person  obligated to such Obligor;  and (vi)
do all other acts and things which are necessary, in Agent's sole discretion, to fulfill such Obligor's obligations under this Agreement and the Other Agreements and to allow  Agent to  collect  the  Accounts  or  other  amounts  owed to such
Obligor.  In  addition  to any other  provision  hereof,  Agent may at any time, whether  before or after the  occurrence  of an Event of Default,  at  Obligors'
expense,  notify any parties  obligated  on any of the  Accounts to make payment directly to Agent of any amounts due or to become due thereunder; provided, that prior to the  occurrence  of a Default,  Agent shall only make such notice if it believes  notice  to be  reasonably  necessary  to  maintain  any of its  rights hereunder.

               (c) For purposes of calculating  interest and fees,  Agent shall, within one (1)  Business  Day after  receipt by Agent at its office in  Chicago,
Illinois of (i) checks and (ii) cash or other  immediately  available funds from

                                      -26-

collections of items of payment and Proceeds of any Collateral,  apply the whole or any part of such  collections  or Proceeds  against the  Liabilities  in such order  as  Agent  shall  determine  in its  sole  discretion.  For  purposes  of determining  the amount of Loans  available for borrowing  purposes,  checks and cash or other  immediately  available funds from collections of items of payment and Proceeds of any Collateral  shall be applied in whole or in part against the
Liabilities,  in such order as Agent shall determine in its sole discretion,  on the day of receipt,  subject to actual collection.  Borrowers shall pay to Agent on the first Business Day of each month a fee in an amount equal to one (1) days interest on such items of payment at the applicable rate set forth for Revolving
Loans which are Prime Rate Loans.

               (d) On a monthly basis, Agent shall deliver to Borrowing Agent an account statement showing all Loans, charges and payments, which shall be deemed final,  binding and conclusive  upon Borrowers  unless  Borrowing Agent notifies
Agent in writing,  specifying any error therein,  within thirty (30) days of the date such account statement is sent to Borrowing Agent and any such notice shall only constitute an objection to the items specifically identified.

            9. COLLATERAL, AVAILABILITY AND FINANCIAL REPORTS AND SCHEDULES.

               (a) DAILY REPORTS.

            Borrowing Agent shall deliver to Agent an executed daily loan report and borrowing base certificate in Agent's then current form on each day on which
Borrowing  Agent requests a Revolving  Loan, and in any event at least once each week, which shall be accompanied by copies of Covenant  Obligors' sales journal, cash  receipts  journal and credit memo  journal for the relevant  period.  Such report shall reflect the activity of Covenant  Obligors with respect to Accounts for the  immediately  preceding  week,  and  shall be in a form  and  with  such specificity  as is  satisfactory  to Agent and  shall  contain  such  additional information  concerning  Accounts  and  Inventory  as may be  requested by Agent including,  without  limitation,  but only if  specifically  requested by Agent, copies of all invoices prepared in connection with such Accounts.

               (b) MONTHLY REPORTS.

            Borrowing  Agent  shall  deliver to Agent,  in addition to any other reports,  as soon as practicable and in any event within fifteen (15) days after the end of each month:  (i) a detailed trial balance of each Covenant  Obligor's
Accounts  aged per invoice date,  in form and  substance  satisfactory  to Agent including, without limitation, the names and addresses of all Account Debtors of each  Covenant  Obligor,  (ii) a summary  and detail of accounts  payable  (such
Accounts and  accounts  payable  divided  into such time  intervals as Agent may require in its sole  discretion),  including a listing of any held  checks;  and
(iii) the general ledger inventory account balance, a perpetual inventory report and Agent's  standard  form of Inventory  report then in effect or the form most recently requested from Covenant Obligors by Agent, for each Covenant Obligor by each category of Inventory, together with a description of the monthly change in each category of Inventory.

               (c) FINANCIAL STATEMENTS.

            Borrowing  Agent  shall  deliver  to Agent the  following  financial information, all of which shall be prepared in accordance with GAAP and shall be accompanied by a compliance  certificate in the form of EXHIBIT B hereto,  which compliance  certificate  shall include a calculation of all financial  covenants contained  in this  Agreement:  (i) no later  than  thirty  (30) days after each

                                      -27-

calendar month, copies of internally prepared financial  statements,  including, without limitation,  balance sheets and statements of income,  retained earnings and  cash  flow  of  Borrowers  and  all  Subsidiaries  on  a  consolidated  and consolidating  basis,  certified by the Chief Financial Officer of each Borrower to be true, accurate and complete; (ii) no later than fifty-five (55) days after the end of each  quarter  of  Borrowers'  Fiscal  Year,  copies of  review-basis financial statements including,  without limitation,  balance sheets, statements of  income,  retained  earnings,  cash  flows and  reconciliation  of surplus of
Borrowers  and all  Subsidiaries  on a  consolidated  and  consolidating  basis, reviewed by independent  certified public accountants  selected by Borrowers and reasonably satisfactory to Agent which financial statements shall be accompanied by Industries'  quarterly  report on Form 10-Q for such quarter,  as applicable;
and (iii) no later  than  one-hundred  five  (105) days after the end of each of
Borrowers'  Fiscal Years,  audited annual financial  statements of Borrowers and all Subsidiaries on a consolidated and  consolidating  basis with an unqualified opinion by independent  certified public  accountants  selected by Borrowers and
reasonably   satisfactory  to  Agent,   which  financial   statements  shall  be
accompanied by (A) copies of any  management  letters sent to a Borrower by such accountants;  and (B)  Industries'  annual report on Form 10-K for such year, as applicable.  Agent  acknowledges  that  Borrowers'  current  selection  of Grant
Thornton,  LLP as independent  certified  public  accountants to the Borrower is satisfactory to Agent.

               (d) ANNUAL PROJECTIONS.

            As soon as  practicable  and in any event  within  fifteen (15) days prior to the  beginning of each Fiscal Year,  Borrowing  Agent shall  deliver to
Agent projected balance sheets, statements of income and cash flow for Borrowers and all Subsidiaries on a consolidated and consolidating  basis, for each of the twelve (12) months during such Fiscal Year,  which shall include the assumptions used  therein,  together  with  appropriate  supporting  details as requested by
Agent.

               (e) PUBLIC REPORTING.

            Promptly  upon the filing  thereof,  each Obligor  shall  deliver to
Agent copies of all registration  statements and annual,  quarterly,  monthly or other regular reports which such Obligor or any of its  Subsidiaries  files with the Securities and Exchange  Commission,  as well as promptly providing to Agent copies of any reports and proxy statements delivered to its shareholders.

               (f) OTHER INFORMATION.

            Promptly following request therefor by Agent, such other business or financial  data,  reports,  appraisals  and  projections as Agent may reasonably request.

            10. TERMINATION.

            THIS AGREEMENT SHALL BE IN EFFECT FROM THE DATE HEREOF UNTIL JANUARY
5, 2006 (THE "TERM")  UNLESS (A) AGENT MAKES DEMAND FOR  REPAYMENT  PRIOR TO THE
END  OF THE  TERM  PURSUANT  TO THE  TERMS  HEREOF;  (B)  THE  DUE  DATE  OF THE
LIABILITIES  IS  ACCELERATED  PURSUANT  TO SECTION 16 HEREOF;  OR (C) A BORROWER
ELECTS TO TERMINATE  THIS  AGREEMENT BY (i) GIVING AGENT WRITTEN  NOTICE OF SUCH
ELECTION AT LEAST NINETY (90) DAYS (EXCEPT AS PROVIDED  BELOW) PRIOR TO THE DATE
ON WHICH BORROWER DESIRES TO TERMINATE THIS AGREEMENT AND (ii) PAYING ALL OF THE
LIABILITIES IN FULL ON THE DATE FOR TERMINATION INDICATED IN SUCH NOTICE. If one
or more of the  events  specified  in  clauses  (A),  (B) and (C) occurs or this
Agreement otherwise expires, then (i) Lender shall not make any additional Loans

                                      -28-

on or after the date  identified as the date on which the  Liabilities are to be repaid;  and (ii) this Agreement shall terminate on the date thereafter that the
Liabilities  are paid in full. At such time as Borrowers  have repaid all of the
Liabilities  and this Agreement has  terminated,  each Borrower shall deliver to
Agent a release, in form and substance satisfactory to Agent, of all obligations and liabilities of Agent and Lender and their  respective  officers,  directors, employees, agents, parents, subsidiaries and affiliates to such Borrower, and if such  Borrower is obtaining  new financing  from another  lender,  such Borrower shall deliver such  lender's  indemnification  of Agent and Lender,  in form and substance  satisfactory to Agent,  for checks which Agent or Lender has credited to such Borrower's account, but which subsequently are dishonored for any reason or for  automatic  clearinghouse  or  wire  transfers  not  yet  posted  to such
Borrower's  account. In the event of termination of any of the Loans at any time by Borrowers for any reason (other than by reason of a Mandatory  Prepayment) or by Agent or  Lender  by  reason of the  occurrence  of an Event of  Default,  in addition to all other fees,  Borrowers shall jointly and severally pay to Agent, for the  benefit of Lender,  a  termination  fee (the  "TERMINATION  FEE") in an amount  equal to (a) 2% of the Maximum  Loan Amount if such  termination  occurs prior to the first anniversary of the date hereof,  (b) 1.5% of the Maximum Loan
Amount if such termination  occurs on or after the first anniversary of the date hereof but prior to the second  anniversary of the date hereof and (c) 1% of the
Maximum  Loan  Amount  if  such  termination  occurs  on  or  after  the  second anniversary  of the date  hereof.  Borrowers  will not be permitted to prepay or otherwise terminate any of the Loans without first giving Lender at least ninety
(90) days prior written  notice  thereof.  Notwithstanding  the foregoing to the contrary,  if prior to the  first  year  anniversary  of the  date  hereof,  (x)
Borrowers  have  requested  Agent's  consent  to  the  purchase,  redemption  or retirement of any shares of Industries (other than a Permitted  Industries Stock
Purchase)  or the  payment of a dividend  or  distribution  to  shareholders  of
Industries  (other than a Permitted  Dividend) which would have been a Permitted
Industries  Stock Purchase or Permitted  Dividend  except that the total cost of the purchase or dividend exceeds Six Million Dollars ($6,000,000.00),  and Agent refused such consent solely because the purchase price, dividend or distribution exceeded Six Million  Dollars  ($6,000,000.00)  and the Loans are  terminated by
Borrowers  during  such  one-year  period,  the fee  payable  on account of such termination  shall be one  percent  (1%) of the  Maximum  Loan  Amount  and such termination may be on forty-five (45) days notice to Agent, and (y) if Borrowers request  permission  pursuant to SUBSECTION  12(e)(ii) to use insurance proceeds and such  permission  is denied  solely  because  the loss  occurred in the last ninety (90) days of the Term, the notice period for termination  shall be thirty
(30) days.

            11. REPRESENTATIONS AND WARRANTIES.

            Each  Obligor  hereby  represents  and warrants to Agent and Lender, which  representations  and warranties  (whether appearing in this SECTION 11 or elsewhere)  shall  be true at the time of  Obligors'  execution  hereof  and the closing of the  transactions  described  herein or related hereto,  shall remain true until the repayment in full and  satisfaction  of all the  Liabilities  and termination of this  Agreement,  and shall be remade by each Obligor at the time each Loan is made pursuant to this Agreement.

               (a) FINANCIAL STATEMENTS AND OTHER INFORMATION.

            The financial  statements and other  information  delivered or to be delivered  by  Obligors  to  Agent  or  Lender  at or  prior to the date of this
Agreement accurately reflect the financial condition of Obligors in all material respects,  and there has been no Material  Adverse  Change since the date of the financial  statements delivered to Agent most recently prior to the date of this
Agreement.  All written information now or heretofore  furnished by each Obligor to Agent or Lender is true and correct in all  material  respects as of the date with  respect  to which  such  information  was  furnished  and with  respect to

                                      -29-

projections  such projections  were based on reasonable  assumptions  relying on information available at the time such projections were made.

               (b) LOCATIONS.

            The office where each Obligor keeps its books,  records and accounts
(or copies thereof) concerning the Collateral, each Obligor's principal place of business  and all of each  Obligor's  other  places of  business,  locations  of
Collateral and post office boxes and locations of bank accounts are as set forth in EXHIBIT A and at other  locations  within the  continental  United  States of which  Agent has been  advised  by an  Obligor  in  accordance  with  SUBSECTION
12(b)(i). The Collateral,  including,  without limitation, the Equipment (except any part thereof which an Obligor  shall have advised Agent in writing  consists of Collateral  normally used in more than one state) is kept, or, in the case of vehicles,  based,  only at the  addresses  set forth on  EXHIBIT A, and at other locations  within the continental  United States of which Agent has been advised by an Obligor in writing in accordance with SUBSECTION 12(b)(i) hereof.

               (c) LOANS BY OBLIGORS.

            Other than  intercompany  loans  described  on  SCHEDULE  11(c),  or permitted pursuant to section 13(f) no Obligor has made any loans or advances to any  Affiliate  or other  Person  except for  advances  authorized  hereunder to employees,  officers and directors of such Obligor for travel and other expenses arising in the ordinary  course of such Obligor's  business and advances made to
Mexican Subsidiaries to fund operating expenses.

               (d) ACCOUNTS AND INVENTORY.

            Each  Account or item of  Inventory  which  Borrowing  Agent  shall, expressly or by implication, request Agent to classify as an Eligible Account or as Eligible Inventory,  respectively, shall, as of the time when such request is made, conform in all respects to the requirements of such  classification as set forth  in  the  respective  definitions  of  "Eligible  Account"  and  "Eligible
Inventory" as set forth herein and as otherwise  established  by Agent from time to time.

               (e) LIENS.

            Each Obligor is the lawful owner of all Collateral  now  purportedly owned or hereafter  purportedly  acquired by such Obligor,  free from all liens, claims, security interests and encumbrances  whatsoever,  whether voluntarily or involuntarily  created and whether or not  perfected,  other than the  Permitted
Liens.

               (f) ORGANIZATION, AUTHORITY AND NO CONFLICT.

            Each Obligor is a corporation  duly organized,  validly existing and in good standing in its respective state of incorporation identified on SCHEDULE
11(f) hereto,  its  respective  state  organizational  identification  number is identified on SCHEDULE  11(f) hereto,  and each Obligor is duly qualified and in good standing in all states,  provinces,  countries and other applicable locales where the nature and extent of the business transacted by it or the ownership of its assets makes such qualification  necessary,  except where such failure would not have a Material  Adverse Effect on such Obligor.  Each Obligor has the right and power and is duly  authorized  and  empowered  to enter  into,  execute  and deliver this  Agreement  and the Other  Agreements  and perform its  obligations hereunder and thereunder. Each Obligor's execution,  delivery and performance of this Agreement and the Other Agreements does not conflict with the provisions of the organizational documents of such Obligor, any statute, regulation, ordinance

                                      -30-

or rule of law, or any  agreement,  contract or other  document which may now or hereafter be binding on such Obligor and each Obligor's execution,  delivery and performance of this Agreement and the Other  Agreements  shall not result in the imposition of any lien or other encumbrance upon any of such Obligor's  property under any existing indenture,  mortgage, deed of trust, loan or credit agreement or other  agreement or  instrument  by which such Obligor or any of its property may be bound or affected.

               (g) LITIGATION.

            Except as disclosed to Agent on SCHEDULE 11(g) hereto,  there are no actions  or  proceedings  which  are  pending  or, to any  Obligor's  knowledge, threatened against an Obligor which might have a Material Adverse Effect on such
Obligor,  and each  Obligor  shall,  promptly  upon  becoming  aware of any such pending or  threatened  action or  proceeding,  give written  notice  thereof to
Agent.  No Obligor has any  Commercial  Tort Claims pending other than those set forth on EXHIBIT C hereto as EXHIBIT C may be amended from time to time.

               (h) COMPLIANCE WITH LAWS AND MAINTENANCE OF PERMITS.

            Each  Obligor has obtained all  governmental  consents,  franchises, certificates, licenses, authorizations, approvals and permits, the lack of which would  have a  Material  Adverse  Effect on such  Obligor.  Each  Obligor  is in compliance  with all  applicable  federal,  state,  local and foreign  statutes,
orders,  regulations,   rules  and  ordinances  (including,  to  each  Obligor's
knowledge,  Environmental  Laws and  statutes,  orders,  regulations,  rules and ordinances  relating to taxes,  employer and employee  contributions and similar items,  securities,  ERISA or employee  health and safety) the failure to comply with which would have a Material Adverse Effect on such Obligor.

               (i) AFFILIATE TRANSACTIONS.

            Except  as set  forth  on  SCHEDULE  11(i)  hereto  or as  permitted pursuant to SUBSECTION  11(c) hereof,  no Obligor is  conducting,  permitting or
suffering  to  be  conducted,   transactions   with  any  Affiliate  other  than
transactions  with  Affiliates for the purchase or sale of Inventory or services in the ordinary course of business  pursuant to terms that are no less favorable to such Obligor than the terms upon which such transactions would have been made had they been made to or with a Person that is not an Affiliate.

               (j) NAMES AND TRADE NAMES.

            Each  Obligor's  name has, for the past five (5) years,  been as set forth on the first  page of this  Agreement  and no Obligor  uses  trade  names, assumed  names,  fictitious  names or  division  names in the  operation  of its business, except as set forth on SCHEDULE 11(j) hereto.

               (k) EQUIPMENT.

            Each Obligor has good and indefeasible and merchantable title to and ownership of all Equipment.  No Equipment is (1) a Fixture to real estate unless such real estate is owned by such  Obligor and is subject to a mortgage in favor of Agent, or if such real estate is leased, is subject to a landlord's agreement in favor of Agent on terms  acceptable  to Agent,  or (2) an  accession to other personal  property unless such personal  property is subject to a first priority lien in favor of Agent.

                                      -31-

               (l) ENFORCEABILITY.

            This  Agreement  and the Other  Agreements  to which an Obligor is a party are the legal,  valid and  binding  obligations  of such  Obligor  and are enforceable  against such Obligor in  accordance  with their  respective  terms, except  as  enforceability  may be  limited  by  the  effect  of any  applicable
bankruptcy,  insolvency,   reorganization,   moratorium  or  similar  proceeding
affecting creditor's rights generally.

               (m) SOLVENCY.

            Each   Obligor  is,  after   giving   effect  to  the   transactions
contemplated  hereby,  solvent,  able to pay its debts as they become  due,  has capital  sufficient to carry on its business,  now owns property  having a value both at fair  valuation  and at present  fair  saleable  value  greater than the amount  required  to pay its debts,  and will not be rendered  insolvent  by the execution  and delivery of this  Agreement or any of the Other  Agreements or by completion of the transactions contemplated hereunder or thereunder.

               (n) INDEBTEDNESS.

            Except  as set  forth  on  SCHEDULE  11(n)  hereto,  no  Obligor  is obligated  (directly or  indirectly),  for any loans or other  indebtedness  for borrowed money other than the Loans.

               (o) MARGIN SECURITY AND USE OF PROCEEDS.

            No Obligor owns any margin  securities,  and none of the proceeds of the Loans  hereunder shall be used for the purpose of purchasing or carrying any margin  securities  or for the purpose of reducing or retiring any  indebtedness which was originally incurred to purchase any margin securities or for any other purpose not  permitted by  Regulation U of the Board of Governors of the Federal
Reserve System as in effect from time to time.

               (p) PARENT, SUBSIDIARIES AND AFFILIATES.

            Except as set forth on  SCHEDULE  11(p)  hereto,  no Obligor has any
Parents,  Subsidiaries  or other  Affiliates  or  divisions,  nor is any Obligor engaged in any joint venture or partnership with any other Person.

               (q) NO DEFAULTS.

            No Obligor  is in  default  under any  material  contract,  lease or commitment to which it is a party or by which it is bound,  nor does any Obligor know of any dispute regarding any contract, lease or commitment which might have a Material Adverse Effect on such Obligor.

               (r) EMPLOYEE MATTERS.

            There are no controversies  pending or threatened between an Obligor and any of its employees,  agents or independent contractors other than employee grievances  arising in the ordinary  course of business  which would not, in the aggregate,  have a Material Adverse Effect on such Obligor,  and each Obligor is in  compliance  with all  federal  and  state  laws  respecting  employment  and employment terms,  conditions and practices except for such non-compliance which would not have a Material Adverse Effect on such Obligor.

                                      -32-

               (s) INTELLECTUAL PROPERTY.

            Each  Obligor   possesses   adequate   licenses,   patents,   patent
applications,  copyrights,  service marks,  trademarks,  trademark applications, trade styles and trade names to continue to conduct its  business as  heretofore conducted by it.

               (t) ENVIRONMENTAL MATTERS.

            Except as  disclosed on SCHEDULE  11(t)  hereto,  to each  Obligor's knowledge,  no  Obligor  has  generated,  used,  stored,  treated,  transported, manufactured,  handled,  produced or disposed of any Hazardous Materials,  on or off its  premises  (whether or not owned by it) in any manner  which at any time violates any Environmental Law or any license, permit, certificate,  approval or similar authorization  thereunder and the operations of each Obligor comply with all Environmental Laws and all licenses,  permits,  certificates,  approvals and similar authorizations thereunder. Except as disclosed on SCHEDULE 11(t) hereto, to each  Obligor's  knowledge,  there  has  been no  investigation,  proceeding, complaint,  order,  directive,  claim,  citation  or notice by any  governmental authority  or any  other  Person,  nor is any  pending  or to the  best  of each
Obligor's  knowledge  threatened  with  respect  to any  non-compliance  with or violation  of the  requirements  of any  Environmental  Law by an Obligor or the
release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation,  manufacture, handling, production  or disposal of any Hazardous  Materials or any other  environmental, health or safety matter, which affects an Obligor or its business, operations or assets or any properties at which an Obligor has transported, stored or disposed of any Hazardous  Materials.  Except as disclosed on SCHEDULE  11(t) hereto,  to each Obligor's knowledge,  no Obligor has any material liability  (contingent or otherwise)  in  connection  with a release,  spill or  discharge,  threatened or actual, of any Hazardous Materials or the generation,  use, storage,  treatment, transportation,  manufacture,  handling, production or disposal of any Hazardous
Materials.

               (u) ERISA MATTERS.

            Each Obligor has paid and discharged all obligations and liabilities arising under ERISA of a character which, if unpaid or unperformed, might result in the imposition of a lien against any of its properties or assets.

               (v) INTERRELATEDNESS OF OBLIGORS.

            The business operations of each Obligor complement one another,  and such entities have a common business purpose, with intercompany  bookkeeping and
accounting   adjustments   used  to  separate   their   respective   properties,
liabilities,  and  transactions.  To permit their  uninterrupted  and continuous operations,  such  entities  now  require  and will from time to time  hereafter require  funds and credit  accommodations  for general  business  purposes.  The
Revolving Loans and other credit facilities  extended hereunder will directly or indirectly benefit each Obligor hereunder,  severally and jointly, regardless of which Obligor requests or receives part or all of the proceeds of such advances.

            12. AFFIRMATIVE COVENANTS.

            Until  payment  and  satisfaction  in  full of all  Liabilities  and termination  of this  Agreement,  unless  Obligors  obtain Agent's prior written consent  waiving  or  modifying  any of  Obligors'  covenants  hereunder  in any specific instance, each Obligor covenants and agrees as follows:

                                      -33-

               (a) MAINTENANCE OF RECORDS.

            Each Obligor  shall at all times keep  accurate and complete  books, records and accounts with respect to all of such Obligor's business  activities, in accordance  with sound  accounting  practices  and GAAP,  and shall keep such books,  records and  accounts,  and any copies  thereof,  only at the  addresses indicated for such purpose on EXHIBIT A.

               (b) NOTICES.

            Each Obligor shall:

                 (i)  LOCATIONS.  Promptly  (but in no event  less than ten (10)
days prior to the occurrence  thereof)  notify Agent of the proposed  opening of any new place of business  or new  location  of  Collateral,  the closing of any existing place of business or location of Collateral, any change in the location of such Obligor's books,  records and accounts (or copies thereof),  the opening or closing of any post  office box,  the opening or closing of any bank  account or, if any of the  Collateral  consists of Goods of a type normally used in more than one  state,  the use of any such  Goods in any state  other than a state in which such Obligor has  previously  advised  Agent that such Goods will be used.
Obligors shall also provide to Agent all financing statements,  landlord waivers or other documents as Agent may require with regard to any new location.

                 (ii) ELIGIBLE  ACCOUNTS AND  INVENTORY.  Promptly upon becoming aware  thereof,  notify  Agent if any Account or  Inventory  identified  by such
Borrower  (or by  Borrowing  Agent) to Agent as an Eligible  Account or Eligible
Inventory becomes ineligible for any reason.

                 (iii) LITIGATION AND PROCEEDINGS.  Promptly upon becoming aware thereof,  notify  Agent of any  actions  or  proceedings  which are  pending  or threatened  against  such  Obligor  and of any  Commercial  Tort  Claims of such
Obligor  which  may  arise,   which  notice  shall   constitute  such  Obligor's
authorization to amend EXHIBIT C to add such Commercial Tort Claim.

                 (iv) NAMES AND TRADE  NAMES.  Notify Agent within ten (10) days of the use of any trade name, assumed name, fictitious name or division name not previously  disclosed  to Agent in  writing.  No Obligor  shall  change its name without Agent's prior written consent.

                 (v) ERISA MATTERS.  Promptly notify Agent of (x) the occurrence of any  "reportable  event" (as  defined  in ERISA)  which  might  result in the termination  by the Pension  Benefit  Guaranty  Corporation  (the "PBGC") of any
employee  benefit  plan  ("PLAN")  covering  any  officers or  employees of such
Obligor,  any  benefits of which are, or are required to be,  guaranteed  by the
PBGC,  (y)  receipt  of any  notice  from  the  PBGC  of its  intention  to seek termination  of any  Plan  or  appointment  of a  trustee  therefor  or (z)  its intention to terminate or withdraw from any Plan.

                 (vi)  ENVIRONMENTAL  MATTERS.  Immediately  notify  Agent  upon becoming aware of any investigation,  proceeding,  complaint,  order, directive, claim,  citation or notice with respect to any non-compliance  with or violation of the requirements of any  Environmental Law by such Obligor or the generation, use, storage,  treatment,  transportation,  manufacture handling,  production or disposal of any Hazardous Materials or any other environmental, health or safety matter which  affects such Obligor or its business  operations  or assets or any properties  at which such  Obligor  has  transported,  stored or disposed of any
Hazardous Materials.

                 (vii) DEFAULT;  MATERIAL ADVERSE CHANGE.  Promptly advise Agent of any material  adverse change in the business,  property,  assets,  prospects, operations  or  condition,  financial or  otherwise,  of such  Obligor,  and the occurrence of any Default or Event of Default hereunder.

                                      -34-

All of the foregoing notices shall be provided by Obligors to Agent in writing.

               (c) COMPLIANCE WITH LAWS AND MAINTENANCE OF PERMITS.

            Each Obligor shall maintain all governmental  consents,  franchises, certificates, licenses, authorizations, approvals and permits, the lack of which might have a Material  Adverse  Effect on such  Obligor and each  Obligor  shall remain in  compliance  with all  applicable  federal,  state,  local and foreign
statutes,  orders,  regulations,   rules  and  ordinances  (including,   without
limitation,  Environmental  Laws and statutes,  orders,  regulations,  rules and ordinances  relating to taxes,  employer and employee  contributions and similar items,  securities,  ERISA or employee health and safety) the failure with which to comply might have a Material  Adverse  Effect on such Obligor.  Following any determination  by Agent that there is  non-compliance,  or any  condition  which requires  any  action  by  or  on  behalf  of  an  Obligor  in  order  to  avoid non-compliance,  with  any  Environmental  Law,  Agent  may,  at such  Obligor's expense,  cause an  independent  environmental  engineer  acceptable to Agent to conduct such tests of the relevant  site(s) as are  appropriate  and prepare and deliver a report  setting  forth the results of such tests,  a proposed plan for remediation and an estimate of the costs thereof.

               (d) INSPECTION AND AUDITS.

            Each Obligor shall permit Agent, or any Persons designated by it, to call at such Obligor's  places of business at any reasonable  time during normal business hours (provided that after the occurrence,  and during the continuance, of an Event of  Default,  such  inspections  may take place at any  time),  and, without  hindrance or delay,  to inspect the Collateral  and to inspect,  audit, check and make extracts from such Obligor's books,  records,  journals,  orders, receipts  and any  correspondence  and other  data  relating  to such  Obligor's business,  the Collateral or any  transactions  between the parties hereto,  and shall  have the  right  to make  such  verification  concerning  such  Obligor's business as Agent may consider reasonable under the circumstances.  Each Obligor shall furnish to Agent such  information  relevant to Agent's or Lender's rights under this  Agreement  and the Other  Agreements  as Agent shall at any time and from time to time  request.  Agent,  through its  officers,  employees or agents shall have the right,  at any time and from time to time,  in Agent's  name,  to verify  the  validity,  amount  or any  other  matter  relating  to any of  such
Obligor's Accounts, by mail, telephone, telecopy, electronic mail, or otherwise.
Each Obligor  authorizes  Agent and Lender to discuss the affairs,  finances and business of such  Obligor  with any  officers,  employees  or  directors of such
Obligor  or with its  Parent or the  officers,  employees  or  directors  of its
Parent,  and to  discuss  the  financial  condition  of such  Obligor  with such
Obligor's independent public accountants.  Any such discussions shall be without liability to Agent or to Obligors'  independent  public  accountants.  Borrowers shall pay to Agent all customary  fees  (currently  $750 per person per day) and all costs and out-of-pocket expenses incurred by Agent or Lender in the exercise of its  rights  hereunder,  and all of  such  fees,  costs  and  expenses  shall constitute  Liabilities  hereunder,  shall be payable on demand and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

               (e) INSURANCE.

            Each Obligor shall:

                 (i) Keep the  Collateral  properly  housed and  insured for the full insurable value thereof against loss or damage by fire,  theft,  explosion, sprinklers,  collision  (in the case of motor  vehicles) and such other risks as are customarily insured against by Persons engaged in businesses similar to that of such Obligor,  with such companies,  in such amounts,  with such deductibles, and under policies in such form, as shall be satisfactory to Agent. Original (or certified)  copies of such  policies of insurance  have been or shall be, within

                                      -35-

ninety (90) days of the date hereof,  delivered to Agent, together with evidence of payment of all premiums therefor,  and shall contain an endorsement,  in form and substance  acceptable to Agent,  showing loss under such insurance  policies payable to Agent, for the benefit of Agent and Lender.  Such endorsement,  or an independent  instrument  furnished to Agent,  shall  provide that the  insurance company  shall give Agent at least  thirty (30) days written  notice  before any such policy of insurance is altered or canceled and that no act, whether willful or  negligent,  or default of such  Obligor or any other Person shall affect the right of Agent to recover  under  such  policy of  insurance  in case of loss or damage.  In addition,  each Obligor  shall cause to be executed and delivered to
Agent an assignment of proceeds of its business interruption insurance policies.
Each Obligor  hereby directs all insurers under all policies of insurance to pay all proceeds  payable  thereunder  directly to Agent.  Each Obligor  irrevocably makes,  constitutes  and appoints  Agent (and all officers,  employees or agents
designated  by  Agent)  as  such  Obligor's   true  and  lawful   attorney  (and
agent-in-fact)  for the purpose of making,  settling and adjusting  claims under such  policies of  insurance,  endorsing  the name of such Obligor on any check, draft,  instrument or other item of payment for the proceeds of such policies of insurance.

                 (ii) Maintain,  at its expense, such public liability and third party  property  damage  insurance  as  is  customary  for  Persons  engaged  in businesses  similar  to that of such  Obligor  with such  companies  and in such amounts,  with  such  deductibles  and under  policies  in such form as shall be satisfactory  to Agent and original (or certified)  copies of such policies have been or shall be,  within  ninety (90) days after the date hereof,  delivered to
Agent,  together  with evidence of payment of all premiums  therefor;  each such policy  shall  contain an  endorsement  showing  Agent and Lender as  additional insured  thereunder and providing that the insurance company shall give Agent at least thirty (30) days written notice before any such policy shall be altered or canceled.

            Notwithstanding the foregoing,  in the event that an Obligor suffers a casualty loss and desires to use the proceeds of its casualty  loss  insurance to repair or replace damaged  Mortgaged  Property,  Equipment or Inventory which was Collateral hereunder, Agent will permit such Obligor to utilize the proceeds of such  insurance  solely to rebuild  the  Mortgaged  Property,  purchase  such replacement Equipment and Inventory or to repair such Equipment,  provided that:
(i) such casualty loss does not exceed One Million Dollars  ($1,000,000.00) when aggregated  with other casualty  losses of all Obligors during such Fiscal Year;
(ii) such  Obligor  confirms to Agent in writing that it intends to continue its business operations and has business interruption  insurance in effect providing for the payment of proceeds in amounts  acceptable to Agent,  (iii) such Obligor submits to Agent its business  plan for  operations  after such  casualty  loss, which plan must be in form and content  satisfactory  to Agent,  (iv) Agent will hold such  insurance  proceeds and will  disburse  such proceeds upon receipt by
Agent of  evidence  satisfactory  to Agent  that such  proceeds  will be used to rebuild the Mortgaged  Property or purchase or repair Equipment and Inventory as required  above,  (v)  disbursement  of proceeds will be in compliance with such procedures as Agent may require,  e.g. checks payable to the equipment vendor or inventory supplier,  or to reimburse Borrowers for costs previously expended for such  purpose,  (vi)  no  Default  or  Event  of  Default  has  occurred  and is continuing,  and (vii) such loss does not occur  within  ninety (90) days of the expiration of the Term.

            If an Obligor at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance  required  above or to pay any premium relating  thereto,  then  Agent or Lender,  without  waiving  or  releasing  any obligation  or  default  by  Obligors  hereunder,  may  (but  shall  be under no obligation  to) obtain and  maintain  such  policies of  insurance  and pay such premiums  and take such  other  actions  with  respect  thereto  as Agent  deems advisable. Such insurance, if obtained by Agent, may, but need not, protect such
Obligor's  interests  or pay any claim  made by or  against  such  Obligor  with respect to the Collateral. Such insurance may be more expensive than the cost of

                                      -36-

insurance  such  Obligor  may be able to obtain on its own and may be  cancelled only upon such Obligor providing  evidence that it has obtained the insurance as required  above.  All sums  disbursed by Agent or Lender in connection  with any such  actions,  including,  without  limitation,  court costs,  expenses,  other charges relating thereto and reasonable  attorneys' fees, shall constitute Loans hereunder,  shall be payable on demand by  Borrowers  to Agent and,  until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

               (f) COLLATERAL.

            Each Obligor shall keep the Collateral in good condition, repair and order and shall make all necessary  repairs to the  Equipment  and  replacements thereof so that the  operating  efficiency  and the value  thereof  shall at all times be preserved  and  maintained.  Each Obligor shall permit Agent to examine any of the  Collateral  at any time and wherever the  Collateral  may be located and, each Obligor shall,  immediately upon request therefor by Agent, deliver to
Agent any and all  evidence  of  ownership  of any of the  Equipment  including, without  limitation,  certificates  of title and  applications  of  title.  Each
Obligor shall, at the request of Agent,  indicate on its records  concerning the
Collateral a notation,  in form  satisfactory to Agent, of the security interest of Agent hereunder.

               (g) USE OF PROCEEDS.

            Nine Million Five Hundred  Thousand Dollars  ($9,500,000.00)  of the
initial advance of the Loans shall be used to repay sums received by SL Delaware from the GE Lenders  pursuant to SECTION 2.01 of the GE Loan Agreement,  and the remainder of the initial advance shall be used to repay outstanding  obligations of Borrowers to the GE Lenders under the GE Loan Agreement.  The Revolving Loans may also be used to provide working  capital for the Eligible  Guarantors and to fund expenses of  Industries,  SL Delaware and the  Non-Operating  Subsidiary as
permitted  by  SECTION  13(i)  hereof  provided  that such  expenses  of each of
Industries, Delaware and each Non-Operating Subsidiary do not exceed the Expense
Limit in any Fiscal Year. All monies and other  property  obtained by a Borrower or an Eligible  Guarantor from Agent or Lender  pursuant to this Agreement shall be used solely for  business  purposes  of such  entity.  SL Delaware  shall not receive any Loan proceeds after the initial advance.

               (h) TAXES.

            Each Obligor  shall file all required tax returns and pay all of its taxes when due, including,  without limitation,  taxes imposed by federal, state or  municipal  agencies,  and shall  cause  any  liens for taxes to be  promptly released;  provided,  that such  Obligor  shall  have the right to  contest  the payment of such taxes in good faith by  appropriate  proceedings  so long as (i)
the amount so contested is shown on such Obligor's  financial  statements;  (ii)
the contesting of any such payment does not give rise to a lien for taxes; (iii)
such Obligor either keeps on deposit with Agent (such deposit to be held without interest) an amount of money which, in the sole judgment of Agent, is sufficient to pay such taxes and any interest or penalties that may accrue thereon or Agent creates a reserve against  availability under the Revolving Loans in such amount
(if sufficient  availability  exists, Agent shall establish a reserve in lieu of requiring a cash  deposit);  and (iv) if such Obligor  fails to  prosecute  such contest  with  reasonable  diligence,  Agent may apply the money so deposited in payment  of such  taxes.  If an  Obligor  fails to pay any such taxes and in the absence of any such contest by such  Obligor,  Agent or Lender may (but shall be under no obligation  to) advance and pay any sums required to pay any such taxes and/or to secure the release of any lien  therefor,  and any sums so advanced by
Agent or Lender shall constitute  Loans hereunder,  shall be payable by Obligors to Agent on demand,  and,  until paid,  shall bear  interest at the highest rate then applicable to Loans hereunder.

                                      -37-

               (i) INTELLECTUAL PROPERTY.

            Each Obligor  shall  maintain  adequate  licenses,  patents,  patent applications,  copyrights,  service marks,  trademarks,  trademark applications, tradestyles and trade names to continue its business as heretofore  conducted by it or as hereafter conducted by it.

               (j) BANK ACCOUNTS.

            Each Obligor shall  maintain  LaSalle Bank as its principal  bank of account and  disbursement  and shall  maintain  its general  checking/controlled disbursement  account  with  LaSalle  Bank.  Normal  charges  shall be  assessed thereon.  Although no compensating  balance is required,  each Obligor must keep monthly  balances in order to merit  earnings  credits  which will cover LaSalle
Bank's  service  charge for demand  deposit  account  activities.  Obligors  may maintain  payroll  accounts at banks other than LaSalle Bank.

               (k) MAINTENANCE OF MANAGEMENT.

            Industries  shall cause its business to be  continuously  managed by its present senior management team or other Persons  reasonably  satisfactory to
Lender.

               (l) TRACKING OF BORROWINGS.

            Industries  shall  have at all  times  reflected  on its  books  and records, the amount of Loan proceeds received by each Eligible Guarantor and the amount of payments on the Loans funded by each Eligible Guarantor,  so that such records reflect the net amount of the Loan proceeds outstanding to each Eligible
Guarantor.  Covenant  Obligors shall enter into an Intercompany  Debt Allocation
Agreement pursuant to which each Covenant Obligor  indemnifies the other for the
net  amount  of  Loan  proceeds   outstanding  to  each  Covenant  Obligor  (the
"INTERCOMPANY  AGREEMENT").  Covenant  Obligors,  at their  option,  may execute intercompany  notes to reflect the net amount of the Loans owed by any  Covenant
Obligor at any time (collectively,  the "INTERCOMPANY  NOTES").  Contemporaneous with the  delivery of the  statements  required  by SECTION 9 hereof,  Borrowing
Agent shall  provide  Agent with a statement  showing the flow and  repayment of loan  proceeds  through  the date  which is five (5) days  prior to the date for delivery of such statements.

               (m) EME SALE PAYMENTS.

            If at any time either  Borrower  receives (i) an EME Sale Payment or
(ii) a dividend  or  distribution  resulting  from the  receipt by Vertrieb of a payment on the EME  $1,000,000.00  Sale Note,  the full amount of such  dividend shall  be  immediately  paid to  Agent  to be  applied,  first,  to  reduce  the
Overadvance Amount until the Overadvance Amount is reduced to zero, and, second, to repay the Revolving Loans.

               (n) If the EME Sale  Payment  has not been  paid by May 1,  2003,
Borrowers will cause SL Holdings GMBH Co., KG to pledge to agent for the benefit of Lenders, as security for the Liabilities, and, with respect to Guarantors, as security for all obligations of Guarantors  under the Guarantees,  all ownership
interests  of  Vertrieb  in  accordance  with  German  law  (including   without
limitation  all  notarial  requirements  or  requirements  for  payment of fees)
pursuant to documentation in form and content satisfactory to Agent.

                                      -38-

            13. NEGATIVE COVENANTS.

            Until  payment  and  satisfaction  in  full of all  Liabilities  and termination  of this  Agreement,  unless  Obligors  obtain Agent's prior written consent  waiving  or  modifying  any of  Obligors'  covenants  hereunder  in any specific instance, each Obligor agrees as follows:

               (a) GUARANTIES.

            Other  than  guarantees  in  favor  of Agent  and  Permitted  Parent
Guarantees,  no Obligor shall assume,  guarantee or endorse, or otherwise become liable in connection with, the obligations of any Person,  except by endorsement of instruments for deposit or collection or similar transactions in the ordinary course of business.

               (b) INDEBTEDNESS.

            No Obligor shall create, incur, assume or become obligated (directly or  indirectly),  for any loans or other  indebtedness  for borrowed money other than the Loans,  except that Obligors may (i) maintain its present  indebtedness listed on SCHEDULE  11(n) hereto;  (ii) incur  unsecured  indebtedness  to trade creditors in the ordinary  course of business;  and (iii) incur future  purchase money  indebtedness  and  obligations  with respect to Capitalized  Leases in an aggregate  amount  outstanding  for all  Obligors  not to  exceed  Five  Hundred
Thousand Dollars ($500,000.00) outstanding at any time.

               (c) LIENS.

            No  Obligor  shall  grant  or  permit  to  exist   (voluntarily   or
involuntarily)   any  lien,  claim,   security  interest  or  other  encumbrance
whatsoever on any of its assets, other than Permitted Liens.

               (d)  MERGERS,   SALES,   ACQUISITIONS,   SUBSIDIARIES  AND  OTHER
TRANSACTIONS OUTSIDE THE ORDINARY COURSE OF BUSINESS.

            No Obligor  shall (i) enter into any merger or  consolidation;  (ii)
change its state of  organization  or enter into any  transaction  which has the effect of changing  its state of  organization  (iii) sell,  lease or  otherwise dispose of any of its assets  other than the sale of  inventory  in the ordinary course of business and the sale of obsolete  equipment as permitted by SECTION 7 hereof;  (iv)  purchase the stock,  other equity  interests or all or a material portion of the assets of any Person or  division  of such  Person;  or (v) enter into any other  transaction  outside  the  ordinary  course  of such  Borrower's business,  including, without limitation, any purchase, redemption or retirement of any shares (other than a Permitted Industries Stock Purchase) of any class of its stock or any other  equity  interest,  and any issuance of any shares of, or warrants or other  rights to receive or purchase any shares of, any class of its stock or any other equity  interest.  No Obligor shall form any  Subsidiaries or enter into any joint ventures or partnerships  with any other Person.  If at any time,  Agent consents to the formation of a Subsidiary,  such  Subsidiary  shall become a Borrower or Guarantor  hereunder  (as  determined  by Agent in its sole discretion)  and shall be subject to all terms and  conditions  hereof and shall execute all documentation required by Agent to effectuate the same. Agent agrees that it shall not unreasonably withhold its consent to the sale by an Obligor of a Subsidiary  or division of such Obligor  provided that (i) no Default or Event of Default has occurred and is continuing or would be caused by such sale;  (ii)
such sale is on terms and conditions reasonably satisfactory to Agent; and (iii)
Obligors  deliver evidence  reasonably  satisfactory to Agent that Obligors will remain in compliance  with the terms and conditions of the Loan Documents  after such sale. All proceeds of any such sale shall be immediately paid over to Agent and applied by Agent (i) first,  to pay any Loan  supported by Collateral  being sold (which with respect to Term Loan A supported solely by the Boonton Property shall be  $2,350,000.00  less any amount by which the  principal  amount of Term
Loan A has been  reduced  and with  respect to Term Loan B  supported  solely by

                                      -39-

equipment  shall be 80% of the value thereof based on the appraisal dated August
19,  2002  prepared  by Dovebid  Valuation  Services,  Inc.),  (ii)  second,  to permanently  reduce the Overadvance  Amount,  (iii) third, to pay any other sums due Agent or Lender by any Obligor hereunder or under the Other Agreements, (iv)
fourth, to repay  outstanding  Revolving Loans (but shall not reduce the Maximum
Revolving  Loan Limit  unless  specified  by  Borrowers),  and (v) fifth,  to be deposited into  Borrowers'  operating  account to be used as otherwise  provided hereunder.  Upon  receipt of the sums  required by SUBPART (i) of the  preceding sentence, Agent shall release its liens on Collateral being sold in such sale.

               (e) DIVIDENDS AND DISTRIBUTIONS.

            No Obligor shall  declare or pay any dividend or other  distribution
(other than a Permitted  Dividend)  (whether in cash or in kind) on any class of its stock  (if such  Obligor  is a  corporation)  or on  account  of any  equity interest in such Obligor (if such Obligor is a  partnership,  limited  liability company  or other  type of  entity);  provided  however,  a  Subsidiary  may pay dividends or other distributions to a Borrower.

               (f) INVESTMENTS; LOANS.

            No Obligor shall (i) purchase or otherwise  acquire,  or contract to purchase or  otherwise  acquire,  the  obligations  or stock of any  Person,  or otherwise  invest in any  Person,  other than direct  obligations  of the United
States or (ii) lend or otherwise advance funds to any Person except for advances made to employees,  officers and directors for travel and other expenses arising in the ordinary course of business.

               (g) FUNDAMENTAL CHANGES, LINE OF BUSINESS.

            No Obligor  shall amend its  organizational  documents or change its
Fiscal Year or enter into a new line of business materially  different from such
Obligor's current business.

               (h) EQUIPMENT.

            No Obligor  shall (i) permit  any  Equipment  to become a Fixture to real property  unless such real property is owned by such Obligor and is subject to a mortgage in favor of Agent, or if such real property is leased,  is subject to a landlord's  agreement in favor of Agent on terms  acceptable  to Agent,  or
(ii) permit any Equipment to become an accession to any other personal  property unless such  personal  property is subject to a first  priority lien in favor of
Agent.

               (i) AFFILIATE TRANSACTIONS.

            Except  as set  forth  on  SCHEDULE  13(i)  hereto  or as  permitted pursuant to SUBSECTION 11(c) or 13(f) hereof,  no Obligor shall conduct,  permit or suffer to be conducted,  transactions with Affiliates other than transactions for the  purchase or sale of  Inventory  or services in the  ordinary  course of business  pursuant to terms that are no less  favorable to such Obligor than the terms upon which such transactions would have been made had they been made to or with a Person  that is not an  Affiliate.  No  Guarantor  (other  than  Eligible
Guarantors)  shall sell, lease or furnish under contracts of service any of such
Guarantor's  Inventory;  provided however,  Guarantors may process Inventory for
Eligible Guarantors and receive fees in connection with the same. No Borrower or
Eligible  Guarantor  shall pay or  transfer  any  Revolving  Loans or other Loan proceeds received by such Borrower or Eligible Guarantor to any other Obligor or
Subsidiary other than (i) transfers of Loan proceeds from Industries to Eligible
Guarantors,  (ii) transfers of Loan proceeds from Industries to SL Delaware, any of the Non-Operating  Subsidiaries or the Mexican  Subsidiaries to fund ordinary course  operations of such entities up to the Expense Limit,  and (iii) payments

                                      -40-

in the nature of expense  reimbursement  in connection  with an Obligor or other
Subsidiary processing Inventory for an Eligible Guarantor. Borrowing Agent shall advise Agent in writing of any such  payments or  transfers of Loan  proceeds to any Obligor  (other than an Eligible  Guarantor)  or other  Subsidiary  with the reports provided to Agent pursuant to SECTION 9(a) hereof.  Notwithstanding  the foregoing,  no Obligor may pay or transfer Loan proceeds to any Subsidiary which is not a Domestic Subsidiary or a Mexican Subsidiary.

               (j) SETTLING OF ACCOUNTS.

            No Obligor  shall  settle or adjust any Account  identified  by such
Obligor or Borrowing  Agent as an Eligible  Account or with respect to which the
Account Debtor is an Affiliate  without the consent of Agent if such  settlement or  adjustment  would cause the  Revolving  Loans to exceed the  Revolving  Loan
Limit,  provided  that,  following the  occurrence of an Event of Default,  such
Obligor shall not settle or adjust any Account without the consent of Agent.

               (k) LIMITATIONS ON SL DELAWARE AND NON-OPERATING SUBSIDIARIES.

            None of SL Delaware  and each  Non-Operating  Subsidiary,  shall (i)
operate  in any  manner,  (ii)  own or hold any  assets  other  than the  assets described on SCHEDULE 13(k) hereto,  or (iii) receive any Loan proceeds or other sums from any Obligor other than as permitted by SECTION 13(i) above.

            14. FINANCIAL COVENANTS.

            Covenant  Obligors  shall maintain and keep in full force and effect each of the financial covenants set forth below:

               (a) BOOK NET WORTH.

            Covenant  Obligors shall maintain at all times Book Net Worth of not less than (i) Twenty-One Million Dollars  ($21,000,000.00) at all times from the date hereof  through  December 30, 2002,  (ii)  Twenty-One  Million Four Hundred
Thirty-Five  Thousand  Dollars  ($21,435,000.00)  plus the EME Gain at all times from December 31, 2002 through December 30, 2003, (iii) Twenty-Four Million Nine
Hundred Twenty-Five Thousand Dollars  ($24,925,000.00)  plus the EME Gain at all times from  December  31, 2003 through  December 30, 2004 and (iv)  Twenty-Eight
Million Four Hundred Fifteen Thousand Dollars ($28,415,000.00) plus the EME Gain at all times from December 31, 2004 through expiration of the Term.

               (b) FIXED CHARGE COVERAGE.

            Covenant  Obligors shall  maintain a Fixed Charge  Coverage Ratio of not less than 2.0 to 1.0 as of (i)  Covenant  Obligors'  fiscal  quarter  ending
December 31, 2002, (ii) Covenant Obligors' fiscal quarter ending March 31, 2003,
(ii) as of the six (6) month period  ending June 30,  2003,  (iv) as of the nine
(9) month period ending September 30, 2003, (v) as of Covenant  Obligors' Fiscal
Year  ending  December  31,  2003 and as of the end of each  fiscal  quarter  of
Covenant Obligors' ending thereafter, measured on a rolling four-quarter basis.

               (c) CAPITAL EXPENDITURE LIMITATIONS.

            Commencing with Covenant Obligors' Fiscal Year commencing January 1,
2003, Covenant Obligors shall not make any Capital Expenditures if, after giving effect to such Capital Expenditure,  the aggregate cost of all such fixed assets

                                      -41-

purchased   or   otherwise   acquired   would   exceed  Four   Million   Dollars
($4,000,000.00)  during any Fiscal Year;  provided however, if during any Fiscal
Year, Covenant Obligors do not expend Four Million Dollars  ($4,000,000.00),  an amount  equal to the lesser of (i) the  remainder  of (A) Four  Million  Dollars
($4,000,000.00),  MINUS (B) the actual amount of Capital  Expenditures  for such
Fiscal Year, and (ii) Five Hundred Thousand Dollars ($500,000.00) may be carried forward to the next Fiscal Year.

               (d) MINIMUM EBITDA.

            Each Eligible  Guarantor shall maintain as of the end of each Fiscal
Year EBITDA showing a loss of not more than One Million Dollars ($1,000,000.00).

            15. DEFAULT.

            The  occurrence  of any one or more of the  following  events  shall constitute an "EVENT OF DEFAULT" by Obligors hereunder:

               (a) PAYMENT.

            The  failure  of any  Obligor  to pay when  due,  declared  due,  or demanded by Agent, any of the Liabilities.

               (b) BREACH OF THIS AGREEMENT AND THE OTHER AGREEMENTS.

            The failure of any  Obligor to  perform,  keep or observe any of the covenants, conditions, promises, agreements or obligations of such Obligor under this  Agreement  or any of  the  Other  Agreements  not  otherwise  specifically constituting  an Event of  Default  under  this  SECTION  15,  and such  failure continues  unremedied  for a period of fifteen (15) days,  provided that, in the event such failure is (i) incapable of remedy, (ii) consists of a default of any of the  reporting  requirements  in  SECTION 9 hereof,  financial  covenants  in
SECTION 14, or any of the  covenants or  conditions  contained in the  following sections:  SECTIONS 12(d),  12(e),  12(f),  12(g),  12(h),  12(i), 12(j), 12(k),
13(a),  13(b),  13(c),  13(d),  13(e),  13(g),  13(i)  and  13(j),  or (iii) was
willfully caused or permitted by any Obligor,  Obligors shall not be entitled to any grace hereunder.

               (c) BREACHES OF OTHER OBLIGATIONS.

            The failure of any  Obligor to  perform,  keep or observe any of the covenants, conditions, promises, agreements or obligations of such Obligor under any other  agreement  with any  Person,  if such  failure  might have a Material
Adverse Effect on such Obligor.

               (d) BREACH OF REPRESENTATIONS AND WARRANTIES.

            The making or  furnishing  by any  Obligor to Agent or Lender of any representation,  warranty, certificate,  schedule, report or other communication within or in  connection  with this  Agreement  or the  Other  Agreements  or in connection  with any other  agreement  between such Obligor and Agent,  which is untrue or misleading in any material respect.

                                      -42-

               (e) LOSS OF COLLATERAL.

            The uninsured loss, theft,  damage or destruction of Collateral with an aggregate value in excess of One Hundred  Thousand  Dollars  ($100,000.00) or
(except as  permitted  hereby)  sale,  lease or  furnishing  under a contract of service of, any of the Collateral.

               (f) LEVY, SEIZURE OR ATTACHMENT.

            The making or any attempt by any Person to make any levy, seizure or attachment upon any of the Collateral.

               (g) BANKRUPTCY OR SIMILAR PROCEEDINGS.

            The  commencement of any proceedings in bankruptcy by or against any
Obligor or for the  liquidation or  reorganization  of any Obligor,  or alleging that such Obligor is insolvent or unable to pay its debts as they mature, or for the readjustment or arrangement of any Obligor's debts, whether under the United
States Bankruptcy Code or under any other law, whether state or federal,  now or hereafter  existing,  for the  relief of  debtors,  or the  commencement  of any
analogous  statutory  or  non-statutory   proceedings   involving  any  Obligor;
provided, however, that if such commencement of proceedings against such Obligor is involuntary, such action shall not constitute an Event of Default unless such proceedings are not dismissed  within thirty (30) days after the commencement of such  proceedings,  though Agent shall have no obligation to make Loans or issue
Letters of Credit to any  Borrower  during  such  thirty  (30) day period or, if earlier, until such proceedings are dismissed.

               (h) APPOINTMENT OF RECEIVER.

            The appointment of a receiver or trustee for any Obligor, for any of the  Collateral  or for any  substantial  part of any  Obligor's  assets  or the institution  of any  proceedings  for the  dissolution,  or the full or  partial liquidation,  or  the  merger  or  consolidation,  of  any  Obligor  which  is a corporation, limited liability company or a partnership; provided, however, that if such  appointment  or  commencement  of  proceedings  against such Obligor is involuntary,  such action shall not  constitute an Event of Default  unless such appointment is not revoked or such  proceedings are not dismissed  within thirty
(30) days after the commencement of such proceedings, though Agent shall have no obligation to make Loans or issue Letters of Credit to any Borrower  during such thirty (30) day period or, if earlier, until such appointment is revoked or such proceedings are dismissed.

               (i) JUDGMENT.

            The entry of any judgment or order  against any Obligor in excess of
Two Hundred Fifty Thousand Dollars ($250,000.00),  individually, or Five Hundred
Thousand Dollars ($500,000.00), in the aggregate, for all Obligors which remains unsatisfied or undischarged  and in effect for thirty (30) days after such entry without a stay of enforcement or execution.

               (j) DISSOLUTION OF OBLIGOR.

            The dissolution of any Obligor.

               (k) DEFAULT OR REVOCATION OF GUARANTY.

            The  occurrence of an event of default  under,  or the revocation or termination of, any agreement,  instrument or document executed and delivered by any Person to Agent or Lender  pursuant to which such Person has  guaranteed  to
Agent or Lender the payment of all or any of the Liabilities (including, without limitation,  the Guarantees) or has granted Agent or Lender a security  interest in or lien upon some or all of such  Person's real and/or  personal  property to secure the payment of all or any of the Liabilities.

                                      -43-

               (l) CRIMINAL PROCEEDINGS.

            The  institution in any court of a criminal  proceeding  against any
Obligor or the indictment of any Obligor for any crime.

               (m) MATERIAL ADVERSE CHANGE.

            Any  Material  Adverse  Change with  respect to Obligors  taken as a whole,  as determined by Agent in its  reasonable  judgment or the occurrence of any event which, in Agent's reasonable  judgment,  could have a Material Adverse
Effect on Obligors taken as a whole including,  without limitation,  a change in the status of or enforcement with respect to any of the environmental conditions described on SCHEDULE 11(t) hereto or the litigation described on SCHEDULE 11(g)
hereto.

            16. REMEDIES UPON AN EVENT OF DEFAULT.

               (a) Upon the  occurrence  of an Event  of  Default  described  in
SUBSECTION 15(g) or 15(h) hereof,  all of the Liabilities  shall immediately and automatically  become  due and  payable,  without  notice of any kind.  Upon the occurrence of any other Event of Default,  all Liabilities may, at the option of
Agent, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

               (b) Upon the occurrence of an Event of Default,  Agent and Lender may exercise  from time to time any rights and remedies  available to them under the Uniform Commercial Code and any other applicable law in addition to, and not in lieu of, any rights and remedies  expressly  granted in this  Agreement or in any of the Other  Agreements and all of Agent's and Lender's rights and remedies shall be  cumulative  and  non-exclusive  to the  extent  permitted  by law.  In particular,  but not by way of limitation of the foregoing,  Agent may,  without notice,  demand or legal process of any kind,  take  possession of any or all of the Collateral  (in addition to Collateral of which it already has  possession), wherever it may be found,  and for that purpose may pursue the same  wherever it may be found,  and may enter  onto any of  Obligors'  premises  where any of the
Collateral may be, and search for, take  possession  of, remove,  keep and store any of the Collateral until the same shall be sold or otherwise disposed of, and
Agent  shall  have  the  right to store  the same at any of  Obligors'  premises without cost to Agent or Lender.  At Agent's  request,  each Obligor  shall,  at
Borrowers'  expense,  assemble the  Collateral and make it available to Agent at one or more places to be designated by Agent and reasonably  convenient to Agent and such Obligor.  Each Obligor  recognizes that if an Obligor fails to perform, observe or discharge any of its  Liabilities  under this  Agreement or the Other
Agreements,  no remedy at law will provide  adequate  relief to Agent or Lender, and agrees that Agent and Lender  shall be entitled to temporary  and  permanent injunctive  relief in any such case  without  the  necessity  of proving  actual damages.  Any  notification  of intended  disposition  of any of the  Collateral required by law will be deemed to be a reasonable authenticated  notification of disposition if given at least ten (10) days prior to such  disposition  and such notice shall (i) describe  Agent,  Lender and the  applicable  Obligor(s),  (ii)
describe the Collateral that is the subject of the intended  disposition,  (iii)
state the method of the  intended  disposition,  (iv) state that the  applicable
Obligor(s) is entitled to an accounting of the Liabilities and state the charge, if any,  for an  accounting  and (v)  state  the  time and  place of any  public disposition  or the time after which any private  sale is to be made.  Agent and
Lender may disclaim any warranties that might arise in connection with the sale, lease or other  disposition  of the Collateral and have no obligation to provide any warranties at such time. Any Proceeds of any  disposition by Agent or Lender

                                      -44-

of any of the  Collateral  may be applied by Agent to the payment of expenses in connection with the Collateral,  including,  without limitation,  legal expenses and reasonable  attorneys' fees, and any balance of such Proceeds may be applied by Agent or Lender  toward the payment of such of the  Liabilities,  and in such order of application, as Agent may from time to time elect.

            17. CONDITIONS PRECEDENT.

            The obligation of Lender to fund the Term Loans, to fund the initial
Revolving Loan, and to issue or cause to be issued the initial Letter of Credit, if any, is subject to the satisfaction or waiver on or before the date hereof of the following conditions precedent:

               (a) Agent shall have received each of the  agreements,  opinions, reports, approvals, consents,  certificates and other documents set forth on the closing  document list attached hereto as SCHEDULE 17(a) (the "CLOSING  DOCUMENT
LIST") in each case in form and substance satisfactory to Agent;

               (b)  Since  the  date  of  Agent's  receipt  of the  most  recent financial statements of each Obligor, no event shall have occurred which has had or could  reasonably  be  expected  to have a  Material  Adverse  Effect  on any
Obligor, as determined by Agent in its sole discretion;

               (c) Agent  shall  have  received  payment in full of all fees and expenses payable to it by Borrowers or any other Person in connection  herewith, on or before disbursement of the initial Loans hereunder;

               (d) Agent shall have  determined  that  immediately  after giving effect to (A) the making of the initial Loans,  including without limitation the
Term Loans and the  Revolving  Loans,  if any,  requested to be made on the date hereof,  (B) the issuance of the initial Letter of Credit, if any,  requested to be made on such date, (C) the payment of all fees due upon such date and (D) the payment  or  reimbursement  by  Borrowers  of Agent  for all  closing  costs and expenses  incurred in  connection  with the  transactions  contemplated  hereby,
Covenant  Obligors  have Excess  Availability  of not less than Two Million Five
Hundred Thousand and 00/100 Dollars ($2,500,000.00);

               (e)  Obligors  shall have  delivered to Agent  evidence  that the insurance  required by SECTION 12(e) hereof is in place and is in full force and effect;

               (f)  Agent  shall  have  received  landlord  waiver   agreements,
warehouseman's waiver agreements and processor letters for each leased location, warehouse and/or processor  location of each Obligor,  each of which shall be in form and content satisfactory to Agent;

               (g) Agent shall have received a title  insurance  commitment  for the Boonton  Property from a title  insurance  company  acceptable to Agent (the
"TITLE COMPANY")  insuring  Agent's first priority  mortgage lien on the Boonton
Property and otherwise in form and content satisfactory to Agent;

               (h) Agent  shall  have  received  environmental  reports  for the
Boonton  Property  in  form  and  content  satisfactory  to  Agent  in its  sole discretion;

               (i) Agent shall have  received and  reviewed to its  satisfaction all documentation regarding the environmental issues described on SCHEDULE 11(f)
hereto,  and Agent shall be  satisfied,  in its sole  discretion,  that reserves established  by  Borrowers  or  Eligible  Guarantors,  as  applicable,  for such environmental issues are sufficient;

                                      -45-

               (j) Agent shall have  received and  reviewed to its  satisfaction all  documentation  regarding the Eaton Vance  litigation  described on SCHEDULE
11(g)  hereto,  and  Agent  shall be  satisfied,  in its sole  discretion,  that reserves established by Montevideo for such issues are sufficient;

               (k) Agent shall have received and reviewed to its  satisfaction a current  survey of the  Boonton  Property  prepared  by a licensed  surveyor  or registered  engineer,  which survey is certified to and acceptable to Lender and the Title Company;

               (l) Agent shall have  received and  reviewed to its  satisfaction reference  checks  on  Borrowers,  Eligible  Guarantors,  all key  officers  and managers of Borrowers and all key officers and managers of Eligible Guarantors;

               (m) Agent shall have  received and  reviewed to its  satisfaction all documents  evidencing  indebtedness of Borrowers or the Eligible  Guarantors
(other than the Loans);

               (n) Agent shall have received an opinion of Obligors'  counsel in form and content satisfactory to Agent;

               (o)  Agent  shall  have  received   satisfactory   evidence  that
Industries has received a cash dividend  resulting from the EME Sale of at least
Four Million Dollars ($4,000,000.00).

               (p) Agent shall have  received and  reviewed to its  satisfaction the  EME  Sale  Agreement  and all  other  documents,  instruments,  agreements, opinions and certificates executed or delivered in connection with the EME Sale.

               (q) No  material  default  exists  under any  obligations  of any
Obligor to any third party or in any Obligor's  compliance  with any  applicable legal requirements; and

               (r) The Obligors  shall have  executed and delivered to Agent and
Lender all such other  documents,  instruments  and  agreements  which  Agent or
Lender  determines  are  reasonably  necessary to  consummate  the  transactions contemplated hereby.

            18. JOINT AND SEVERAL LIABILITY.

               (a)  Notwithstanding  anything to the contrary  contained herein, all Liabilities of each Obligor hereunder shall be joint and several obligations of Obligors.

               (b)  Notwithstanding  any  provisions  of this  Agreement  to the contrary, it is intended that the joint and several nature of the Liabilities of
Obligors and the liens and security  interests granted by Obligors to secure the
Liabilities,   not  constitute  a  Fraudulent  Conveyance  (as  defined  below).
Consequently,  Agent,  Lender and Obligors  agree that if the  Liabilities of an
Obligor, or any liens or security interests granted by such Obligor securing the
Liabilities  would,  but for the  application  of this  sentence,  constitute  a
Fraudulent  Conveyance,  the  Liabilities  of such  Borrower  and the  liens and security interests securing such Liabilities shall be valid and enforceable only to the  maximum  extent  that would not cause such  Liabilities  or such lien or security interest to constitute a Fraudulent Conveyance,  and the Liabilities of such  Obligor  and this  Agreement  shall  automatically  be deemed to have been amended  accordingly.  For  purposes  hereof,  "FRAUDULENT  CONVEYANCE"  means a fraudulent  conveyance under Section 548 of Chapter 11 of Title II of the United
States Code (11 U.S.C. ss. 101, et seq.), as amended (the "BANKRUPTCY  CODE") or a fraudulent  conveyance or fraudulent transfer under the applicable  provisions

                                      -46-

of any  fraudulent  conveyance or fraudulent  transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

               (c)  Each  Obligor  assumes  responsibility  for  keeping  itself informed  of the  financial  condition  of each other  Obligor,  and any and all endorsers and/or guarantors of any instrument or document  evidencing all or any part of such other Obligor's  Liabilities and of all other circumstances bearing upon the risk of nonpayment by such other Obligors of their Liabilities and each
Obligor  agrees that neither Agent nor Lender shall have any duty to advise such
Obligor of information  known to Agent or Lender regarding such condition or any such  circumstances or to undertake any  investigation not a part of its regular business routine. If Agent or Lender, in its sole discretion,  undertakes at any time or from time to time to provide any such information to an Obligor, neither
Agent nor Lender shall be under any obligation to update any such information or to provide any such information to such Obligor on any subsequent occasion.

               (d)  Agent is hereby  authorized,  without  notice or demand  and without  affecting the liability of any Obligor  hereunder,  to, at any time and from time to time, (i) renew,  extend,  accelerate or otherwise  change the time for payment of, or other terms relating to an Obligor's Liabilities or otherwise modify,  amend or change the terms of any  promissory  note or other  agreement, document or instrument now or hereafter  executed by an Obligor and delivered to
Agent or Lender; (ii) accept partial payments on an Obligor's Liabilities; (iii)
take and hold security or collateral for the payment of an Obligor's Liabilities hereunder or for the payment of any  guaranties of an Obligor's  Liabilities  or other  liabilities  of an Obligor and exchange,  enforce,  waive and release any such security or  collateral;  (iv) apply such security or collateral and direct the order or manner  of sale  thereof  as  Agent,  in its sole  discretion,  may determine; and (v) settle, release,  compromise,  collect or otherwise liquidate an Obligor's  Liabilities and any security or collateral therefor in any manner, without  affecting or impairing the  obligations  of the other  Obligors.  Agent shall have the exclusive  right to determine the time and manner of  application of any  payments  or  credits,  whether  received  from an  Obligor or any other source,  and such  determination  shall be  binding  on such  Obligor.  All such payments  and credits may be applied,  reversed  and  reapplied,  in whole or in part, to any of an Obligor's  Liabilities  as Agent shall  determine in its sole discretion  without  affecting the validity or enforceability of the Liabilities of the other Obligors.

               (e) Each  Obligor  hereby  agrees  that,  except  as  hereinafter provided, its obligations hereunder shall be unconditional,  irrespective of (i)
the absence of any attempt to collect an Obligor's  Liabilities from any Obligor or other  action to  enforce  the same;  (ii) the  waiver or consent by Agent or
Lender with respect to any provision of any  instrument  evidencing an Obligor's
Liabilities,  or any part thereof,  or any other  agreement  heretofore,  now or hereafter executed by an Obligor and delivered to Agent or Lender; (iii) failure by Agent or  Lender to take any  steps to  perfect  and  maintain  its  security interest  in, or to preserve its rights to, any  security or  collateral  for an
Obligor's  Liabilities;  (iv)  the  institution  of  any  proceeding  under  the
Bankruptcy  Code,  or any  similar  proceeding,  by or against an  Obligor's  or
Agent's or  Lender's  election  in any such  proceeding  of the  application  of
Section  1111(b)(2)  of the  Bankruptcy  Code;  (v) any  borrowing or grant of a security interest by any Obligor as  debtor-in-possession,  under Section 364 of the Bankruptcy Code; (vi) the disallowance,  under Section 502 of the Bankruptcy
Code, of all or any portion of Agent's or Lender's claim(s) for repayment of any of Obligors' Liabilities;  or (vii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

               (f) Any right of  subrogation  or other right to payment which an
Obligor may have against  another Obligor with regard to payments made by or for the account of an Obligor including,  without  limitation,  a payment made by an
Obligor on behalf  obligations  pursuant to the  Intercompany  Agreement  or the
Intercompany  Notes,  if any,  shall not be exercised  against an Obligor or any property of an Obligor until the  Liabilities  have been repaid in full and this
Agreement is terminated.

                                      -47-

            19. NON LIABILITY OF AGENT AND LENDER.

            The  relationships  between  Borrowers,  Agent and  Lender  shall be solely that of borrower and lender.  Neither Agent nor Lender have any fiduciary responsibilities  to any  Obligor.  Neither  Agent  nor  Lender  undertakes  any responsibility  to any  Obligor to review or inform any Obligor of any matter in connection with any phase of any Obligor's business or operations.

            20. INDEMNIFICATION.

            Each Obligor agrees to defend (with counsel  satisfactory to Agent), protect,  indemnify  and hold  harmless  Agent and  Lender,  each  affiliate  or subsidiary  of  Agent  and  Lender,  and  each  of  their  respective  officers, directors,  employees,  attorneys and agents (each an "INDEMNIFIED  PARTY") from and against any and all liabilities,  obligations,  losses, damages,  penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature (including,  without limitation,  the disbursements and the reasonable fees of counsel for each Indemnified Party in connection with any investigative, administrative  or judicial  proceeding,  whether or not the  Indemnified  Party shall be designated a party  thereto),  which may be imposed on, incurred by, or
asserted   against,   any  Indemnified   Party  (whether  direct,   indirect  or
consequential  and  whether  based  on any  federal,  state  or  local  laws  or regulations,  including,  without  limitation,  securities laws and regulations,
Environmental  Laws and commercial laws and regulations,  under common law or in equity,  or based on contract or otherwise) in any manner relating to or arising out of this Agreement or any Other  Agreement,  or any act, event or transaction related or attendant  thereto,  the making or issuance and the management of the
Loans or any Letters of Credit or the use or intended use of the proceeds of the
Loans or any Letters of Credit;  provided,  however,  that no Obligor shall have any obligation hereunder to any Indemnified Party with respect to matters caused by or  resulting  from  the  willful  misconduct  or  gross  negligence  of such
Indemnified  Party. To the extent that the undertaking to indemnify set forth in the preceding  sentence may be unenforceable  because it is violative of any law or public  policy,  each Obligor shall satisfy such  undertaking  to the maximum extent  permitted by applicable law. Any liability,  obligation,  loss,  damage, penalty,  cost or  expense  covered  by  this  indemnity  shall  be paid to each
Indemnified Party on demand, and, failing prompt payment,  shall,  together with interest thereon at the highest rate then applicable to Loans hereunder from the date incurred by each Indemnified Party until paid by Obligors,  be added to the
Liabilities  of Borrowers and be secured by the  Collateral.  The  provisions of this  SECTION  20 shall  survive  the  satisfaction  and  payment  of the  other
Liabilities and the termination of this Agreement.

            21. NOTICE.

               (s) All written  notices and other  written  communications  with respect to this  Agreement and the Other  Agreements  shall be sent by ordinary, certified or overnight mail, by telecopy or delivered in person, and in the case of Agent shall be sent to it at 1735  Market  Street,  Suite 660,  Philadelphia,
Pennsylvania, 19103, attention: Jeffrey G. Saperstein, Vice President, facsimile number:  (267)  386-8841,  and in the case of Obligors  shall be sent to them at their  respective  principal  places of business  set forth in the  introductory paragraph  hereof or as otherwise  directed by Obligors in writing.  All notices shall be deemed received upon actual receipt thereof or refusal of delivery.

                                      -48-

            22. CHOICE OF GOVERNING LAW; CONSTRUCTION; FORUM SELECTION.

            This  Agreement and the Other  Agreements are submitted by Borrowers to Agent for Agent's  acceptance  or  rejection  at Agent's  principal  place of business as an offer by Borrowers to borrow monies from Lender now and from time to time  hereafter,  and shall  not be  binding  upon  Agent or Lender or become effective  until  accepted  by Agent or  Lender,  in  writing,  at said place of business.  If so  accepted  by Agent and Lender,  this  Agreement  and the Other
Agreements  shall be deemed to have been made at said  place of  business.  THIS
AGREEMENT  AND THE OTHER  AGREEMENTS  SHALL BE GOVERNED  AND  CONTROLLED  BY THE
INTERNAL  LAWS  OF  THE  COMMONWEALTH  OF  PENNSYLVANIA  AS  TO  INTERPRETATION,
ENFORCEMENT,   VALIDITY,  CONSTRUCTION,  EFFECT,  AND  IN  ALL  OTHER  RESPECTS,
INCLUDING,  WITHOUT  LIMITATION,  THE  LEGALITY OF THE  INTEREST  RATE AND OTHER
CHARGES. If any provision of this Agreement shall be held to be prohibited by or invalid under  applicable law, such provision  shall be ineffective  only to the extent of such prohibition or invalidity,  without invalidating the remainder of such provision or remaining provisions of this Agreement.

            To induce  Agent and Lender to accept this  Agreement,  each Obligor irrevocably  agrees that,  subject to Agent's sole and  absolute  election,  ALL
ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT,  ARISING OUT OF OR FROM OR
RELATED TO THIS  AGREEMENT,  THE OTHER  AGREEMENTS  OR THE  COLLATERAL  SHALL BE
LITIGATED IN COURTS HAVING SITES WITHIN THE CITY OF  PHILADELPHIA,  COMMONWEALTH
OF PENNSYLVANIA. EACH OBLIGOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF
ANY LOCAL,  STATE OR FEDERAL  COURTS  LOCATED  WITHIN SAID CITY AND STATE.  EACH
OBLIGOR  HEREBY WAIVES  PERSONAL  SERVICE OF ANY AND ALL PROCESS AND AGREES THAT
ALL SUCH  SERVICE  OF PROCESS  MAY BE MADE UPON SUCH  OBLIGOR  BY  CERTIFIED  OR
REGISTERED MAIL, RETURN RECEIPT  REQUESTED,  ADDRESSED TO SUCH BORROWER,  AT THE
ADDRESS  SET FORTH FOR  NOTICE IN THIS  AGREEMENT  AND  SERVICE SO MADE SHALL BE
COMPLETE  FIVE (5) DAYS  AFTER THE SAME HAS BEEN  POSTED.  EACH  OBLIGOR  HEREBY
WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER  OR CHANGE THE VENUE OF ANY  LITIGATION
BROUGHT AGAINST SUCH OBLIGOR BY AGENT OR LENDER IN ACCORDANCE WITH THIS SECTION.

            23. MODIFICATION AND BENEFIT OF AGREEMENT.

            This Agreement and the Other Agreements may not be modified, altered or amended  except by an  agreement  in writing  signed by each  Obligor or such other Person who is a party to such Other  Agreement  and Agent.  No Obligor may sell, assign or transfer this Agreement,  or the Other Agreements or any portion thereof, including, without limitation, such Obligor's rights, titles, interest, remedies,  powers  or duties  hereunder  and  thereunder.  Each  Obligor  hereby consents to Lender's sale,  assignment,  transfer or other  disposition,  at any time  and  from  time  to  time  hereafter,  of  this  Agreement,  or the  Other
Agreements,  or of any portion thereof,  or participations  therein,  including, without limitation,  Lender's rights, titles, interest,  remedies, powers and/or duties and agrees that it shall execute and deliver such  documents as Agent and
Lender may request in  connection  with any such sale,  assignment,  transfer or other disposition.

            24. HEADINGS OF SUBDIVISIONS.

            The headings of  subdivisions  in this Agreement are for convenience of  reference  only,  and  shall not  govern  the  interpretation  of any of the provisions of this Agreement.

                                      -49-

            25. POWER OF ATTORNEY.

            Each Obligor  acknowledges  and agrees that its appointment of Agent as its attorney and agent-in-fact  for the purposes  specified in this Agreement is an appointment coupled with an interest and shall be irrevocable until all of the Liabilities are satisfied and paid in full and this Agreement is terminated.

            26. CONFIDENTIALITY.

            Obligors, Agent and Lender hereby agree and acknowledge that any and all information relating to an Obligor which is (i) furnished by such Obligor to
Agent or Lender (or to any affiliate of Agent or Lender);  and (ii)  non-public, confidential  or proprietary in nature,  shall be kept  confidential by Agent or
Lender or such affiliate in accordance with applicable law;  provided,  HOWEVER, that such information and other credit information  relating to such Obligor may be distributed by Agent,  Lender or such affiliate to Agent's,  Lender's or such affiliate's directors, officers, employees,  attorneys,  affiliates,  assignees, participants,  auditors, agents and regulators, and upon the order of a court or other  governmental  agency  having  jurisdiction  over  Agent,  Lender  or such affiliate, to any other party. Each Obligor, Agent and Lender further agree that this provision shall survive the termination of this Agreement.  Notwithstanding the foregoing,  each Obligor hereby consents to Agent and/or Lender publishing a tombstone or similar advertising material relating to the financing  transaction contemplated by this Agreement.

            27. COUNTERPARTS.

            This  Agreement,  any of the Other  Agreements  and any  amendments, waivers,  consents or supplements  may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed  and  delivered,  shall  be  deemed  an  original,  but  all  of  which counterparts together shall constitute but one agreement.

            28. ELECTRONIC SUBMISSIONS.

            Upon not less than  thirty  (30) days'  prior  written  notice  (the
"APPROVED ELECTRONIC FORM NOTICE"),  Agent may permit or require that any of the documents, certificates, forms, deliveries or other communications,  authorized, required or contemplated by this Agreement or the Other Agreements, be submitted to Agent in "APPROVED  ELECTRONIC FORM" (as hereafter  defined),  subject to any reasonable  terms,  conditions  and  requirements  in  the  applicable  Approved
Electronic  Forms Notice.  For purposes hereof  "ELECTRONIC  FORM" means e-mail,
e-mail attachments, data submitted on web-based forms or any other communication method  that  delivers  machine  readable  data or  information  to  Agent,  and
"APPROVED  ELECTRONIC  FORM" means an Electronic  Form that has been approved in writing by Agent (which  approval has not been revoked or modified by Agent) and sent to Obligor in an  Approved  Electronic  Form  Notice.  Except as  otherwise specifically  provided in the applicable  Approved  Electronic Form Notice,  any submissions made in an applicable  Approved  Electronic Form shall have the same force  and  effect  that the same  submissions  would  have had if they had been submitted in any other applicable form  authorized,  required or contemplated by this Agreement or the Other Agreements.

            29. LASALLE BUSINESS CREDIT LLC, AS AGENT.

            Lender has  appointed  Agent as its agent to act on its behalf under the  credit  facility  pursuant  to the  terms of an Agency  Services  Agreement between  Agent and  Lender  dated May 7,  2001.  If at any time  Lender or Agent elects to terminate the agency  relationship,  Agent or Lender shall give thirty
(30) days prior  written  notice of such  event to  Borrowers.  Thereafter,  all rights and  obligations  of Agent  contained in this  Agreement  shall revert to
Lender or another Agent, if Lender appoints a new agent.

                                      -50-

            30. BORROWING AGENCY.

               (a) BORROWING AGENCY PROVISIONS.

                 (i) Each Borrower hereby irrevocably designates Borrowing Agent to be its  attorney and agent and in such  capacity to borrow,  sign and endorse notes, and execute and deliver all instruments,  documents, writings and further assurances now or hereafter  required  hereunder,  on behalf of such Borrower or
Borrowers,  and  hereby  authorizes  Agent and  Lender to pay over or credit all proceeds of the Loans  hereunder  in  accordance  with the request of  Borrowing
Agent.

                 (ii) The  handling  of this credit  facility as a  co-borrowing facility  with a Borrowing  Agent in the manner set forth in this  Agreement  is solely as an accommodation to Borrowers and at their request.  Neither Agent nor
Lender shall incur liability to Borrowers as a result  thereof.  To induce Agent and  Lender  to do  so  and  in  consideration  thereof,  each  Borrower  hereby indemnifies  Agent and  Lender  and holds  Agent and  Lender  harmless  from and against any and all liabilities,  expenses, losses, damages and claims of damage or  injury  asserted  against  Agent or  Lender by any  Person  arising  from or incurred by reason of the handling of the financing arrangements of Borrowers as provided herein,  reliance by Agent or Lender on any request or instruction from
Borrowing  Agent or any  Borrower or any other  action  taken by Agent or Lender with respect to this SECTION  30(a)  except due to willful  misconduct  or gross
(not mere) negligence by the indemnified party.

                 (iii) All  Borrowers'  Liabilities  shall be joint and several, and each  Borrower  shall make payment upon the maturity of the  Liabilities  by acceleration or otherwise, and such obligation and liability on the part of each
Borrower shall in no way be affected by any extensions, renewals and forbearance granted by Agent or Lender to any  Borrower,  failure of Agent or Lender to give any Borrower  notice of borrowing or any other  notice,  any failure of Agent or
Lender to pursue or preserve  its rights  against any  Borrower,  the release by
Agent or Lender of any Collateral now or thereafter  acquired from any Borrower, and such  agreement  by each  Borrower  to pay upon any notice  issued  pursuant thereto is unconditional  and unaffected by prior recourse by Agent or Lender to the other  Borrowers or any  Collateral for such  Borrower's  Liabilities or the lack thereof.

               (b) SUBORDINATION.  Each Obligor expressly  subordinates to Agent and  Lender  any  and  all  rights  of  subrogation,  reimbursement,  indemnity, exoneration,  contribution  of any other  claim  which such  Obligor  may now or
hereafter  have  against  the  other  Obligors  or  other  Person   directly  or
contingently liable for the Liabilities hereunder, or against or with respect to the other Obligors' property (including,  without limitation, any property which is Collateral for the Liabilities), arising from the existence or performance of this Agreement, until termination of this Agreement and repayment in full of the
Liabilities.

            31. WAIVER OF JURY TRIAL; OTHER WAIVERS.

               (a)  OBLIGORS,  AGENT AND LENDER EACH HEREBY WAIVES ALL RIGHTS TO
TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS  DIRECTLY OR INDIRECTLY
TO THIS AGREEMENT, ANY OF THE OTHER AGREEMENTS, THE LIABILITIES, THE COLLATERAL,
ANY ALLEGED  TORTIOUS  CONDUCT BY AN OBLIGOR,  AGENT OR LENDER OR WHICH,  IN ANY

                                      -51-

WAY,  DIRECTLY  OR  INDIRECTLY,  ARISES OUT OF OR  RELATES  TO THE  RELATIONSHIP
BETWEEN AN OBLIGOR AND AGENT OR AN OBLIGOR  AND LENDER.  IN NO EVENT SHALL AGENT
OR LENDER BE LIABLE FOR LOST PROFITS OR OTHER  SPECIAL,  EXEMPLARY,  PUNITIVE OR
CONSEQUENTIAL DAMAGES.

               (b) Each Obligor hereby waives demand,  presentment,  protest and notice of nonpayment, and further waives the benefit of all valuation, appraisal and exemption laws.

               (c) Each Obligor  hereby waives the benefit of any law that would otherwise  restrict or limit Agent or Lender or any affiliate of Agent or Lender in the  exercise of its right,  which is hereby  acknowledged  and agreed to, to set-off  against the  Liabilities,  without  notice at any time  hereafter,  any indebtedness,  matured or unmatured,  owing by Agent or Lender or such affiliate of Agent or Lender to such Obligor,  including,  without  limitation any deposit account at Agent or Lender or such affiliate.

               (d) EACH OBLIGOR  HEREBY  WAIVES ALL RIGHTS TO NOTICE AND HEARING
OF ANY KIND PRIOR TO THE  EXERCISE BY AGENT OR LENDER OF ITS RIGHTS TO REPOSSESS
THE COLLATERAL OF SUCH OBLIGOR WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR
LEVY UPON SUCH COLLATERAL.

               (e)  Agent's  and/or  Lender's  failure,  at any  time  or  times hereafter,  to require strict performance by an Obligor of any provision of this
Agreement or any of the Other Agreements shall not waive, affect or diminish any right of Agent or Lender  thereafter to demand strict compliance and performance therewith.  Any  suspension  or waiver by Agent or Lender of an Event of Default under this Agreement or any default under any of the Other  Agreements shall not suspend,  waive or affect any other Event of Default under this Agreement or any other  default under any of the Other  Agreements,  whether the same is prior or subsequent  thereto and whether of the same or of a different kind or character.
No delay on the part of Agent or Lender in the  exercise  of any right or remedy under this  Agreement or any Other  Agreement  shall  preclude  other or further exercise  thereof  or  the  exercise  of  any  right  or  remedy.  None  of  the undertakings,  agreements, warranties, covenants and representations of Obligors contained  in this  Agreement  or any of the  Other  Agreements  and no Event of
Default under this Agreement or default under any of the Other  Agreements shall be deemed  to have been  suspended  or  waived  by Agent or Lender  unless  such suspension or waiver is in writing, signed by a duly authorized officer of Agent and Lender and directed to Obligors specifying such suspension or waiver.

                                      -52-

            IN WITNESS  WHEREOF,  intending  to be  legally  bound  hereby,  the parties  hereto have duly executed  this  Agreement as of the date first written above.

                                       BORROWERS:

                                       SL INDUSTRIES, INC.

                                       By: /s/ David R. Nuzzo
                                           -------------------------------------
                                           David Nuzzo, Vice President

                                       SL DELAWARE, INC.

                                       By: /s/ David R. Nuzzo
                                           -------------------------------------
                                           David Nuzzo, Vice President

                                       GUARANTORS:

                                       CONDOR D.C. POWER SUPPLIES, INC.

                                       By: /s/ David R. Nuzzo
                                           -------------------------------------
                                           David Nuzzo, Secretary

                                       TEAL ELECTRONICS CORPORATION

                                       By: /s/ David R. Nuzzo
                                           -------------------------------------
                                           David Nuzzo, Secretary

                                       RFL ELECTRONICS, INC.

                                       By: /s/ David R. Nuzzo
                                           -------------------------------------
                                           David Nuzzo, Secretary

                                       SL MONTEVIDEO TECHNOLOGY, INC.

                                       By: /s/ David Nuzzo
                                           -------------------------------------
                                           David Nuzzo, Secretary

                                       SL SURFACE TECHNOLOGIES, INC.

                                       By: /s/ David R. Nuzzo
                                           -------------------------------------
                                           David Nuzzo, Secretary

                                      -53-

                                       SL AUBURN, INC.

                                       By: /s/ David R. Nuzzo
                                           -------------------------------------
                                           David Nuzzo, Secretary

                                       WABER POWER, LTD.

                                       By: /s/ David R. Nuzzo
                                           -------------------------------------
                                           David Nuzzo, Secretary

                                       CONDOR HOLDINGS, INC.

                                       By: /s/ David R. Nuzzo
                                           -------------------------------------
                                           David Nuzzo, President

                                       CEDAR CORPORATION

                                       By: /s/ David R. Nuzzo
                                           -------------------------------------
                                           David Nuzzo, Secretary

                                       SLW HOLDINGS, INC.

                                       By: /s/ David R. Nuzzo
                                           -------------------------------------
                                           David Nuzzo, Secretary

                                       SL DELAWARE HOLDINGS, INC.

                                       By: /s/ David R. Nuzzo
                                           -------------------------------------
                                           David Nuzzo, Vice President

                                       AGENT:

                                       LASALLE BUSINESS CREDIT LLC, AS AGENT

                                       By: /s/ Jeffrey G. Saperstein
                                           -------------------------------------
                                           Jeffrey G. Saperstein, Vice President

                                       LENDER:

                                       STANDARD FEDERAL NATIONAL ASSOCIATION,
                                       AS LENDER

                                       By:  /s/
                                            ------------------------------------
                                            Group Sr.        , Vice President

                                      -54-

Exhibit A        -     Business and Collateral Locations
Exhibit B        -     Compliance Certificate
Exhibit C        -     Commercial Tort Claims
Schedule 1       -     Permitted Liens
Schedule 11(c)         Loans by Obligors
Schedule 11(f)   -     Borrowers' States Of Incorporation And Organizational Ids
Schedule 11(g)   -     Litigation
Schedule 11(i)   -     Affiliate Transactions
Schedule 11(j)   -     Names & Trade Names
Schedule 11(n)   -     Indebtedness
Schedule 11(p)   -     Parent, Subsidiaries And Affiliates
Schedule 11(t)   -     Existing Environmental Issues
Schedule 13(k)   -     Assets of SL Delaware and Non-Operating Subsidiaries
Schedule 17(a)   -     Closing Document List

                  EXHIBIT A - BUSINESS AND COLLATERAL LOCATIONS

            Attached  to and  made a part  of that  certain  Loan  and  Security
Agreement of even date herewith among  STANDARD  FEDERAL  NATIONAL  ASSOCIATION,
LASALLE BUSINESS CREDIT LLC, SL INDUSTRIES, INC., SL DELAWARE, INC., SL DELAWARE
HOLDINGS,  INC., CONDOR D.C. POWER SUPPLIES, INC., TEAL ELECTRONICS CORPORATION,
RFL ELECTRONICS,  INC., SL MONTEVIDEO TECHNOLOGY, INC., SL SURFACE TECHNOLOGIES,
INC., SL AUBURN,  INC., WABER POWER LTD., SLW HOLDINGS,  INC.,  CONDOR HOLDINGS,
INC. AND CEDAR  CORPORATION.  Borrowers and  Guarantors  are referred to herein, collectively, as "OBLIGORS" and each as an "OBLIGOR").

A.          Each Obligor's business locations (please indicate which location is the principal place of business and at which locations originals and all copies of each Obligor's books, records and accounts are kept).

B.          Other  locations  of  Collateral  (including,   without  limitation,
            warehouse locations,  processing locations,  consignment  locations)
            and all post  office  boxes of each  Obligor.  Please  indicate  the
            relationship  of  such  location  to  each  Obligor  (i.e.,   public
            warehouse, processor, etc.).

C.          Bank  Accounts of each  Obligor  (other  than those at LaSalle  Bank
            National Association):

            Obligor      Bank (with address)    Account Number   Type of Account
            -------      -------------------    --------------   ---------------

                       EXHIBIT B - COMPLIANCE CERTIFICATE

            Attached  to and  made a part  of that  certain  Loan  and  Security
Agreement of even date herewith among  STANDARD  FEDERAL  NATIONAL  ASSOCIATION,
LASALLE BUSINESS CREDIT LLC, SL INDUSTRIES, INC., SL DELAWARE, INC., SL DELAWARE
HOLDINGS,  INC., CONDOR D.C. POWER SUPPLIES, INC., TEAL ELECTRONICS CORPORATION,
RFL ELECTRONICS,  INC., SL MONTEVIDEO TECHNOLOGY, INC., SL SURFACE TECHNOLOGIES,
INC., SL AUBURN,  INC., WABER POWER LTD., SLW HOLDINGS,  INC.,  CONDOR HOLDINGS,
INC. AND CEDAR  CORPORATION.  Borrowers and  Guarantors  are referred to herein, collectively, as "OBLIGORS" and each as an "OBLIGOR").

            This  Certificate  is  submitted   pursuant  to  SECTION  9  of  the
Agreement.

            The undersigned  hereby certifies to Agent and Lender that as of the date of this Certificate:

Manually Numbered

            1. The undersigned is the _____________________ of __________.

            2. There  exists no Event of Default or Default,  as those terms are defined in the Agreement, or, if such an event of circumstance exists, a writing attached hereto  specifies the nature thereof,  the period of existence  thereof and the  action  that  Obligors  have  taken or  proposes  to take with  respect thereto.

            3.  No  material  adverse  change  in the  condition,  financial  or otherwise, business, property, or results of operations of Obligors has occurred since [DATE OF LAST COMPLIANCE  CERTIFICATE/LAST  FINANCIAL STATEMENTS DELIVERED
PRIOR TO CLOSING],  or, if such a change has occurred, a writing attached hereto specifies the nature thereof and the action that Obligors have taken or proposes to take with respect thereto.

            4.  Obligors are in  compliance  in all material  respects  with the representations,  warranties and covenants in the Agreement, or, if Obligors are not in  compliance  with any  representations,  warranties  or  covenants in the
Agreement, a writing attached hereto specifies the nature thereof, the period of existence  thereof and the action that  Obligors  have taken or proposes to take with respect thereto.

            5. The  financial  statements  of each  Obligor  being  concurrently delivered  herewith  have been prepared in accordance  with  generally  accepted accounting  principles  consistently  applied  and there  have been no  material changes in accounting  policies or financial  reporting practices of any Obligor since [DATE OF THE LAST COMPLIANCE CERTIFICATE/DATE OF LAST FINANCIAL STATEMENTS
DELIVERED  PRIOR TO CLOSING] or, if any such change has  occurred,  such changes are set forth in a writing attached hereto.

            6.  Attached  hereto  is a  true  and  correct  calculation  of  the financial covenants contained in the Agreement.

                                       -----------------------------------------

                                       By:______________________________________
                                       Title:___________________________________

                                       -----------------------------------------

                                       By:______________________________________
                                       Title:___________________________________

                                      -2-